[EXECUTION COPY]



                                   $75,000,000


                                CREDIT AGREEMENT


                                   dated as of


                                  June 28, 1996



                                      among


                          AMSC Subsidiary Corporation,


                     American Mobile Satellite Corporation,


                            The Banks Listed Herein,


                   Morgan Guaranty Trust Company of New York,
                             as Documentation Agent,


                                       and


                         Toronto Dominion (Texas), Inc.,
                             as Administrative Agent

                                TABLE OF CONTENTS



                                                                            Page


                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.1.    Definitions................................................... 1
SECTION 1.2.    Accounting Terms and Determinations.......................... 24


                                    ARTICLE 2

                                   THE CREDITS

SECTION 2.1.    Commitments to Lend.......................................... 25
SECTION 2.2.    Method of Borrowing.......................................... 25
SECTION 2.3.    Notes........................................................ 26
SECTION 2.4.    Maturity of Loans............................................ 27
SECTION 2.5.    Interest Rates............................................... 27
SECTION 2.6.    Commitment Fees.............................................. 29
SECTION 2.7.    Optional Termination or Reduction of Commitments............. 30
SECTION 2.8.    Method of Electing Interest Rates............................ 30
SECTION 2.9.    Mandatory Termination and Reduction of
                Commitments.................................................. 32
SECTION 2.10.   Optional Prepayments......................................... 32
SECTION 2.11.   General Provisions as to Payments............................ 32
SECTION 2.12.   Funding Losses............................................... 33
SECTION 2.13.   Computation of Interest and Fees............................. 34


                                    ARTICLE 3

                                   CONDITIONS

SECTION 3.1.    Closing...................................................... 34
SECTION 3.2.    Initial Borrowing............................................ 38
SECTION 3.3.    All Borrowings............................................... 39

SECTION 4.1.     Corporate Existence and Power............................... 40
SECTION 4.2.     Corporate Authorization; No Contravention................... 41
SECTION 4.3.     Government Approvals........................................ 41
SECTION 4.4.     Binding Effect.............................................. 42
SECTION 4.5.     Litigation.................................................. 42
SECTION 4.6.     No Default.................................................. 42
SECTION 4.7.     ERISA Compliance............................................ 43
SECTION 4.8.     Title to Property........................................... 44
SECTION 4.9.     Taxes....................................................... 44
SECTION 4.10.    Financial Condition......................................... 45
SECTION 4.11.    Environmental Matters....................................... 45
SECTION 4.12.    Regulated Entities.......................................... 46
SECTION 4.13.    Subsidiaries................................................ 46
SECTION 4.14.    Insurance................................................... 46
SECTION 4.15.    Project Compliance.......................................... 46
SECTION 4.16.    Business.................................................... 46
SECTION 4.17.    Collateral; Property........................................ 47
SECTION 4.18.    Common Collateral........................................... 47
SECTION 4.19.    Sufficiency of Project Documents............................ 47
SECTION 4.20.    Disclosure.................................................. 48
SECTION 4.21.    Effectiveness of Project Documents.......................... 48


                                    ARTICLE 5

                                    COVENANTS

SECTION 5.1.     Information................................................. 49
SECTION 5.2.     Certificates; Other Information............................. 50
SECTION 5.3.     Notices..................................................... 51
SECTION 5.4.     Conduct of Business; Preservation of Corporate
                 Existence................................................... 53
SECTION 5.5.     Maintenance of Property..................................... 53
SECTION 5.6.     Maintenance of Insurance.................................... 54
SECTION 5.7.     Payment of Obligations...................................... 57
SECTION 5.8.     Compliance with Laws........................................ 57
SECTION 5.9.     Inspection of Property and Books and Records................ 58
SECTION 5.10.    Environmental Laws.......................................... 58
SECTION 5.11.    Use of Proceeds............................................. 58

SECTION 5.12.    Common Collateral Documents and Guaranties.................. 59
SECTION 5.13.    No Subsidiaries............................................. 60
SECTION 5.14.    FCC Approval................................................ 60
SECTION 5.15.    Government Approvals........................................ 60
SECTION 5.16.    Further Assurances.......................................... 61
SECTION 5.17.    Limitation on Liens......................................... 61
SECTION 5.18.    Disposition of Assets, Consolidations and Mergers........... 63
SECTION 5.19.    Principal Subsidiary Guaranties............................. 65
SECTION 5.20.    Employee Contracts and Arrangements......................... 65
SECTION 5.21.    Loans and Investments....................................... 65
SECTION 5.22.    Limitation on Indebtedness.................................. 66
SECTION 5.23.    Transactions with Affiliates................................ 67
SECTION 5.24.    Compliance with ERISA....................................... 67
SECTION 5.25.    Project Documents........................................... 68
SECTION 5.26.    Lease Obligations........................................... 68
SECTION 5.27.    Restricted Payments......................................... 68
SECTION 5.28.    Leverage Ratio.............................................. 69
SECTION 5.29.    Balance Sheet Leverage Ratio................................ 69
SECTION 5.30.    Indebtedness Per Subscriber................................. 70
SECTION 5.31.    Minimum Performance......................................... 70
SECTION 5.32.    Interest Coverage........................................... 70
SECTION 5.33.    Capital Expenditures........................................ 70
SECTION 5.34.    Change in Structure......................................... 71
SECTION 5.35.    Accounting Changes.......................................... 71
SECTION 5.36.    Rate Contracts.............................................. 71


                                    ARTICLE 6

                                    DEFAULTS

SECTION 6.1.     Events of Default........................................... 72
SECTION 6.2.     Notice of Default........................................... 77


                                    ARTICLE 7

                                   THE AGENTS

SECTION 7.1.     Appointment and Authorization............................... 77
SECTION 7.2.     Agents and Affiliates....................................... 77
SECTION 7.3.     Action by Agents............................................ 77
SECTION 7.4.     Consultation with Experts................................... 77

SECTION 7.5.     Liability of Agents......................................... 78
SECTION 7.6.     Indemnification............................................. 78
SECTION 7.7.     Credit Decision............................................. 78
SECTION 7.8.     Successor Agent............................................. 79
SECTION 7.9.     Agents' Fees................................................ 79


                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

SECTION 8.1.     Basis for Determining Interest Rate Inadequate or
                 Unfair...................................................... 79
SECTION 8.2.     Illegality.................................................. 80
SECTION 8.3.     Increased Cost and Reduced Return........................... 81
SECTION 8.4.     Taxes....................................................... 82
SECTION 8.5.     Base Rate Loans Substituted for Affected Euro-Dollar
                 Loans....................................................... 84


                                    ARTICLE 9

                                 PARENT GUARANTY

SECTION 9.1.     The Parent Guaranty......................................... 85
SECTION 9.2.     Guaranty Unconditional...................................... 85
SECTION 9.3.     Discharge Only Upon Payment In Full; Reinstatement In
                 Certain Circumstances....................................... 86
SECTION 9.4.     Waiver by the Parent Guarantor.............................. 87
SECTION 9.5.     Subrogation................................................. 87
SECTION 9.6.     Stay of Acceleration........................................ 87


                                   ARTICLE 10

                                  MISCELLANEOUS

SECTION 10.1.    Notices..................................................... 87
SECTION 10.2.    No Waivers.................................................. 88
SECTION 10.3.    Expenses; Indemnification................................... 88
SECTION 10.4.    Sharing of Set-Offs......................................... 89
SECTION 10.5.    Amendments and Waivers...................................... 89
SECTION 10.6.    Successors and Assigns...................................... 90

SECTION 10.7.    Collateral.................................................. 92
SECTION 10.8.    Governing Law; Submission to Jurisdiction................... 92
SECTION 10.9.    Counterparts; Integration; Effectiveness.................... 92
SECTION 10.10.   WAIVER OF JURY TRIAL........................................ 93
SECTION 10.11.   Confidentiality............................................. 93


 PRICING SCHEDULES
 RELEASE DATE SCHEDULE
           SCHEDULE I   - Common Collateral Documents
           SCHEDULE II  - Project Documents


                           EXHIBIT A - Note
                 EXHIBIT B - Opinions of Counsel and Special FCC
                Counsel for the Parent Guarantor and the Borrower
              EXHIBIT C - Opinion of Special Counsel for the Agents
                 EXHIBIT D - Assignment and Assumption Agreement
              EXHIBIT E - Notice of New Secured Party and Notice of
                           Secured  Amount
                           EXHIBIT  F  -  Principal  Subsidiary
                           Guaranty

                                CREDIT AGREEMENT


                  AGREEMENT  dated as of June 28,  1996  among  AMSC  SUBSIDIARY
CORPORATION, AMERICAN MOBILE SATELLITE CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent and TORONTO DOMINION (TEXAS), INC., as Administrative Agent.

                  The parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

                  SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

                  "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.5(b).

                  "Administrative Agent" means Toronto Dominion (Texas), Inc. in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

                  "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of 30% or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person.

                  "Agents" means the Administrative Agent and the Documentation Agent, and "Agent" means either of the foregoing.

                  "Applicable  Lending Office" means,  with respect to any Bank,
(i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

                  "Assignee" has the meaning set forth in Section 10.6(c).

                  "Availability Period" means the period from and including the Closing Date to but not including the Termination Date.

                  "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.6(c), and their respective successors.

                  "Baron Capital" means Baron Capital Partners, L.P., a Delaware limited partnership.

                  "Baron Capital Guaranty" means the Guaranty, dated as of June 28, 1996, made by Baron Capital to the Administrative Agent for its own benefit and the benefit of the Banks and the banks party to the Term Loan Agreement, as the same may be amended from time to time.

                  "Baron Capital Letter of Credit" means the Letter of Credit dated June 28, 1996 issued by The Bank of New York for the account of Baron Capital for the benefit of the Administrative Agent on behalf of the Banks.

                  "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 5/8 of 1% plus the Federal Funds Rate for such day.

                  "Base Rate Loan" means (i) a Loan which bears interest at the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

                  "Base Rate Margin" means a rate per annum determined in accordance with the Pricing Schedule.

                  "Borrower" means AMSC Subsidiary Corporation, a Delaware corporation dually incorporated as a Virginia Public Service Corporation, and its successors.

                  "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower on the same day pursuant to Article 2, all of which Loans are of the same type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

                  "Bridge Agreement" means the Securities Purchase Agreement dated as of January 19, 1996, as amended by Amendment No. 1 thereto dated as of April 19, 1996, by and among the Borrower, the Parent Guarantor, Morgan Guaranty Trust Company of New York, Toronto Dominion Investments, Inc., and Hughes Communications Satellite Services, Inc., and as further amended from time to time.

                  "Bridge Notes" means the "Notes" as defined in the Bridge Agreement.

                  "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

                  "Cash Equivalents" means:

                  (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve months from the date of acquisition;

                  (b) certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances having in each case a tenor of not more than six months, issued by any Bank, or by any U.S. commercial bank having combined capital and surplus of not less than $500,000,000 whose short term securities are rated both A-1 or higher by Standard & Poor's Corporation and P-1 or higher by Moody's Investors Services, Inc.;

                  (c) commercial paper of an issuer rated either at least A-1 by Standard & Poor's Ratings Group, a division of McGraw-Hill,

Inc. and/or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than three months;

                  (d) repurchase agreements fully collateralized by securities issued by United States Government agencies; and

                  (e) money market mutual funds invested in the instruments permitted by clauses (a), (b), (c) and (d) above.

                  "CERCLA" has the meaning specified in the definition "Environmental Laws".

                  "CGS" means the communications ground segment designed, developed and manufactured for the Borrower pursuant to the Contract for Communications Ground Segment (Contract Number AMSC-CGS-001) between Borrower and Westinghouse Electric Corporation dated as of May 1, 1992, as amended.

                  "Change In Control" means (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of more shares of the outstanding capital stock of the Parent Guarantor than Hughes,
(ii) Hughes shall have beneficial ownership of less than 25% of the outstanding capital stock of the Parent Guarantor, (iii) Hughes shall cease to have beneficial ownership of shares of capital stock of the Parent Guarantor, (iv) during any period of 24 consecutive calendar months, individuals who were directors of the Parent Guarantor on the first day of such period shall cease to constitute a majority of the board of directors of the Parent Guarantor (ignoring for this purpose replacements of stockholder-designated directors by successor directors designated by the same stockholder or group of stockholders), or (v) the Parent Guarantor shall cease to own all of the outstanding capital stock of the Borrower.

                  "Closing Date" means the date on or after the Effective Date on which the Documentation Agent shall have received the documents specified in or pursuant to Section 3.1(a).

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.7.

                  "Common Collateral" means all property as to which Liens are granted from time to time to the Common Collateral Agent under the Common Collateral Documents.

                  "Common Collateral Agent" means Bank of America National Trust and Savings Association, in its capacity as collateral agent for the Common Collateral Parties under the Intercreditor Agreement, and any successor collateral agent thereunder.

                  "Common Collateral Documents" means, collectively, (i) the Security Agreement and the Parent Pledge Agreement described on Schedule I hereto, the Intercreditor Agreement, all intercreditor agreements, security agreements, mortgages, deeds of trust, pledge agreements, patent and trademark assignments, lease assignments, guarantees and other similar agreements among the Parent Guarantor, the Borrower, their respective Subsidiaries and the Common Collateral Agent for the benefit of the Common Collateral Parties, and all financing statements (or comparable documents) now or hereafter filed in connection therewith, (ii) the Notice of Amount of Secured Obligations and the Notice of New Secured Party and (iii) the Security Agreement Amendment and any other amendments, supplements, modifications, substitutions and extensions of any of the foregoing, in each case in form and substance satisfactory to the Documentation Agent and the Common Collateral Agent.

                  "Common Collateral Parties" means the "Secured Parties" as defined in the Intercreditor Agreement.

                  "Competitor of the Borrower" means any Person who (i) has made application to the FCC to provide services which are similar to those provided by the Borrower (the "Services") or to obtain a license with respect to bandwidth used by the Borrower or for which the Borrower has made application and who, in the reasonable opinion of the Borrower, competes, or would, if such application were approved, compete with the Borrower to provide Services or to obtain such bandwidth, or (ii) becomes engaged in the business of providing Services, or producing, or providing vendor financing with respect to, a significant component of a communications system that provides or will provide services which are similar to the Services.

                  "Consolidated Capital Expenditures" means, for any period, the additions to property, plant and equipment of the Parent Guarantor Group for such period, as determined in accordance with GAAP.

                  "Consolidated Cash Interest Expense" means, for any fiscal period, the aggregate amount of interest accrued or paid (without duplication) by the Parent Guarantor Group during such period, determined on a consolidated basis, including, without limitation, (i) any interest accrued or paid during such period which is capitalized in accordance with GAAP, (ii) the portion of any obligation under capital leases allocable to interest expense during such period in accordance with GAAP, and (iii) the portion of any debt discount that shall be amortized in such period, minus such of the foregoing items as are not payable in cash during such period or within one year following the last day of such period.

                  "Consolidated   Current   Assets"   means   at  any  date  the
consolidated current assets of the Parent Guarantor Group determined as of such date.

                  "Consolidated Current Liabilities" means at any date (i) the consolidated current liabilities of the Parent Guarantor Group plus (ii) the Contingent Obligations of the Parent Guarantor Group with respect to the current liabilities of any Person (other than any member of the Parent Guarantor Group), all determined as of such date.

                  "Consolidated Interest Expense" means, for any period, the interest expense of the Parent Guarantor Group determined on a consolidated basis for such period.

                  "Consolidated Net Working Investment" means at any date Consolidated Current Assets (exclusive of cash and cash equivalents) minus Consolidated Current Liabilities (exclusive of Indebtedness).

                  "Consolidated Subsidiary" means at any date and with respect to any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

                  "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Parent Guarantor Group less its consolidated Intangible Assets, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1995 in the book value of any asset owned by the Parent Guarantor Group, (ii) all Investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

                  "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or
(e) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of any Indebtedness. For purposes of this definition, the amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "Controlled Group" means the Parent Guarantor, the Borrower and all Persons (whether or not incorporated) under common control or treated as a single employer with the Parent Guarantor, the Borrower or any of their respective Subsidiaries pursuant to Section 414(b), (c), (m) or (o) of the Code.

                  "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Disclosure Schedule" means the Disclosure Schedule of even date herewith attached hereto and hereby made part of this Agreement.

                  "Documentation Agent" means Morgan Guaranty Trust Company of New York in its capacity as documentation agent for the Banks hereunder, and its successors in such capacity.

                  "dollars" means United States dollars.

                  "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

                  "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

                  "EBITDA" means, for any period, for the Parent Guarantor Group on a consolidated basis, determined in accordance with GAAP, the sum of (i) the net income (or net loss) plus (ii) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus

(iii) all taxes on or measured by gross or net income to the extent included in the determination of such net income (or loss). For purposes of the foregoing, notwithstanding any requirement of GAAP to the contrary, "net income" shall exclude:

                  (a) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

                  (b) any write-up or write-down of any asset, and all equity accounting adjustments for consolidated or unconsolidated investments in Joint Ventures, Subsidiaries, and other business organizations;

                  (c) any net gain from the collection of the proceeds of life insurance policies;

                  (d) any gain or loss arising from the acquisition of any securities or Indebtedness and any net loss arising from the exercise or grant of any warrant or option;

                  (e) any deferred credit representing the excess of equity in any Person at the date of acquisition over the cost of the investment in such Person;

                  (f) any aggregate net gain (or loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than (i) any sale, exchange or other disposition in the ordinary course of business and (ii) any sale, exchange or disposition of equipment utilized in the Borrower's business;

                  (g) all extraordinary items; and

                  (h) any change in accruals for long-term (more than one year) personnel-related costs, such as vacation time, pension liabilities and retiree insurance.

                  "Effective  Date"  means  the  date  this  Agreement   becomes
effective in accordance with Section 10.9.

                  "Eligible Assignee" means (i) any bank or other financial institution that is neither a Competitor of the Borrower nor an Affiliate of a Competitor of the Borrower and (ii) any Guarantor.

                  "Environmental Claim" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placements, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from property, whether or not owned by the Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

                  "Environmental Laws" means all applicable federal, state, local and foreign laws, statutes, common law duties, judicial decisions, rules, regulations, ordinances, judgements and codes, together with all administrative orders, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to the environment, health and safety or to emissions, discharges or releases, or the manufacture, distribution, use, treatment, storage, disposal, transport or handling, of pollutants, contaminants, wastes or toxic or hazardous substances; including, as they may be amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and the Community Right-to-Know Act of 1986.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA Event" means (a) a Reportable Event with respect to a Qualified Plan or a Multiemployer Plan; (b) a withdrawal by any member of the Controlled Group from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal by any member of the Controlled Group from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA;
(e) a failure to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the Controlled Group; (h) an application for a funding waiver or any extension of any amortization period pursuant to Section 412 of the Code with respect to any Qualified Plan; or (i) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction.

                  "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

                  "Euro-Dollar  Lending  Office"  means,  as to each  Bank,  its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

                  "Euro-Dollar Loan" means (i) a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

                  "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

                  "Euro-Dollar  Rate"  means  a  rate  of  interest   determined
pursuant to Section 2.5(b) on the basis of an Adjusted London Interbank Offered Rate.

                  "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.5(b).

                  "Event of Default" has the meaning set forth in Section
6.1.

                  "Event of Loss" means, with respect to any Common Collateral, any of the following:

                  (a) any loss, destruction or damage of or to any such property or asset, any condemnation, seizure or taking, by exercise of the power or eminent domain, thereof or the requisition of the use thereof; or

                  (b) any institution of any proceedings for the condemnation or seizure of such property or asset for the exercise of any right of eminent domain.

                  "Excess Cash Flow" means, for any fiscal year of the Parent Guarantor, the excess (if any) of:

                      (A) the sum of (i) EBITDA for such year and (ii) the amount of any decrease in Consolidated Net Working Investment between the beginning and the end of such year;

                  over

                      (B) the sum of (i) Consolidated Capital Expenditures for such year, (ii) Consolidated Cash Interest Expense for such year, (iii) the amount of any increase in Consolidated Net Working Investment between the beginning and the end of such year, (iv) cash taxes paid by the Parent Guarantor Group during such year and (v) scheduled and optional reductions of long-term Indebtedness of the Parent Guarantor Group during such year (other than reductions of long-term Indebtedness under the Revolving Credit Agreement, to the extent the Commitments thereunder are not simultaneously reduced).

                  "FCC" means the Federal Communications Commission or any successor thereto.

                  "FCC License" means the orders from the FCC listed on Attachment I to Exhibit B-2 hereto.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Toronto-Dominion Bank on such day on such transactions as determined by the Administrative Agent.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Government Approvals" means any authorizations, consents, approvals, licenses (including FCC licenses), leases, rulings, permits, tariffs, rates, certifications, exemptions, filings or registrations by or with any Governmental Authority required to be obtained or held by the Borrower and related to the Project, the execution, delivery and performance of the Project Documents or the creation, perfection and enforcement of the Liens contemplated by the Common Collateral Documents.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Group of Loans" means at any time a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time, provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to
Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

                  "Guarantor Event" means either (i) delivery of a Guarantor's Notice (as defined in the Guaranty Issuance Agreement) to either the Borrower or the Administrative Agent or (ii) AMSC having requested a waiver from the Guarantors to permit the Guaranteed Amount (as defined in the Guaranty Issuance Agreement) at any time to increase to an amount not in excess of the Guaranteed Amount that would have been in effect at such time but for the failure of the Borrower to meet any one or more of the Performance Tests (as defined in the Guaranty Issuance Agreement) and such waiver not having been granted by the Requisite Guarantors (as defined in the Guaranty Issuance Agreement) within 10 Business Days of receipt of such request.

                  "Guaranty Issuance Agreement" means the Guaranty Issuance Agreement dated as of June 28, 1996, among Hughes, ST, Baron Capital, the Borrower and the Parent Guarantor.

                  "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, waste, solid waste, hazardous material, hazardous substance or toxic substance, including petroleum or any petroleum derived substance or byproduct.

                  "Hughes" means Hughes Electronics Corporation, a Delaware corporation.

                  "Hughes Guaranty" means the Guaranty, dated as of June 28, 1996, made by Hughes to the Administrative Agent for its own benefit and the benefit of the Banks and the banks party to the Term Loan Agreement, as the same may be amended from time to time.

                  "Indebtedness" of any Person means without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of capital assets; (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, whether or not matured), excluding performance bonds, letters of credit and similar undertakings in connection with the construction, development or operation of the Project or any other business of the Borrower, to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, excluding performance bonds, letters of credit and similar undertakings in connection with the construction, development or operation of the Project or any other business of the Borrower, to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all net obligations with respect to Rate Contracts; (h) sale-leaseback financings; (i) all Contingent Obligations; and (j) all Indebtedness referred to in paragraphs (a) through (i) above secured by any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. For purposes of this definition, (i) any Indebtedness of the Borrower to the Parent Guarantor which is subordinated to the Obligations on terms and conditions satisfactory to the Agents, (ii) any Indebtedness of the Borrower to a Subsidiary of the Borrower, (iii) any Indebtedness of a Subsidiary of the Borrower to or from the Borrower or another Subsidiary of the Borrower and (iv) any Indebtedness of Skycell to the Parent Guarantor or the Borrower consisting of loans of amounts that would otherwise have been spent by the Borrower in connection with its sales and marketing activities shall be excluded.

                  "Indemnitee" has the meaning set forth in Section 10.3(b).

                  "Information Memorandum" means the confidential descriptive memorandum dated April 10, 1995, as amended by the revised business plan dated May 17, 1996, in each case furnished to the Banks in connection with the transactions contemplated hereby.

                  "Intercreditor Agreement" means the AMSC Subsidiary Corporation Intercreditor and Collateral Agency Agreement dated as of March 15, 1995 by and among the secured parties from time to time party thereto and Bank of America National Trust and Savings Association, as Collateral Agent, as the same, subject to Section 5.25, may be amended, supplemented, restated or otherwise modified from time to time.

                  "Interest Coverage Ratio" means, as of the end of any fiscal quarter of the Parent Guarantor, the ratio of (i) EBITDA to (ii) Consolidated Cash Interest Expense, each for the four consecutive fiscal quarters of the Parent Guarantor Group ending on such date.

                  "Interest Period" means, with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

                  (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

                  "Interim Notes" means the notes of the Borrower issued to each of Morgan Guaranty Trust Company of New York and Toronto Dominion (Texas), Inc. on April 22, 1996 and June 12, 1996.

                  "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Contingent Obligation, time deposit or otherwise (but not including any demand deposit).

                  "Joint Venture" means any corporation, association, partnership, joint venture or other business entity of which more than 10% but of which 50% or less of the voting stock or other equity interests is owned or controlled directly or indirectly by the Parent Guarantor or any of its Subsidiaries.

                  "Launch Insurance" has the meaning set forth in Section 4.22.

                  "Launch Services Contract" means the Contract for Launch Services between General Dynamics Launch Services, Inc. and the Borrower, dated as of May 12, 1992, as the same, subject to Section 5.25, may be amended, supplemented, restated or otherwise modified from time to time.

                  "Leverage Ratio" means, as of any date, the ratio of (i) Indebtedness of the Parent Guarantor Group as of such date to (ii) EBITDA for the four most recent consecutive fiscal quarters of the Parent Guarantor Group ended on or before such date.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

                  "Loan" means a Base Rate Loan or a Euro-Dollar Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans or both.

                  "Loan Documents" means this Agreement, the Common Collateral Documents, the Shareholder Guaranties, the Baron Capital Letter of Credit, all Rate Contracts between the Borrower and any of the Banks and all agreements, instruments and documents executed and delivered in connection herewith and therewith, each as amended, supplemented, waived or otherwise modified from time to time.

                  "London Interbank Offered Rate" has the meaning set forth in Section 2.5(b).

                  "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) of either the Parent Guarantor Group taken as a whole or the Borrower and its Subsidiaries taken as a whole;
(b) the ability or prospective ability of the Parent Guarantor or the Borrower to perform under any Loan Document or any material Project Document; (c) the legality, validity, binding effect or enforceability of any Loan Document; or
(d) the perfection or priority of any Lien granted to the Common Collateral Agent under any of the Collateral Documents.

                  "Multiemployer Plan" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) to which any member of the Controlled Group makes, is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

                  "Net Cash Proceeds" means, with respect to any Reduction Event, an amount equal to the cash proceeds received by the Parent Guarantor or any of its Subsidiaries from or in respect of such Reduction Event, less any expenses reasonably incurred by such Person in respect of such Reduction Event.

                  "Net Revenues" means, for any period, the gross revenues of the Parent Guarantor Group net of all amounts paid as commissions to or withheld by agents of the Parent Guarantor Group in respect of sales of the services of Parent Guarantor Group and to resellers of the services of the Parent Guarantor Group.

                  "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

                  "Notice of Amount of Secured Obligations" means a Notice of Amount of Secured Obligations pursuant to the Intercreditor Agreement, in the form of Exhibit E-1 hereto.

                  "Notice of Borrowing" has the meaning set forth in Section 2.2(a).

                  "Notice of Interest Rate Election" has the meaning set forth in Section 2.8(a).

                  "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

                  "Notice of New Secured Party" means a Notice of New Secured Party pursuant to the Intercreditor Agreement, in the form of Exhibit E-2 hereto.

                  "Obligations" means all Loans, and other Indebtedness, advances, debts, liabilities, and obligations, owing by the Borrower to any Bank, any Agent, or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

                  "Parent" means, with respect to any Bank, any Person controlling such Bank.

                  "Parent Guarantor" means American Mobile Satellite Corporation, a Delaware corporation, and its successors.

                  "Parent Guarantor Group" means the Parent Guarantor and its Consolidated Subsidiaries other than the Second Satellite Subsidiary. At any time when the Second Satellite Subsidiary is existing, the information required to be delivered pursuant to Section 5.1(a) and (b) shall exclude the Parent Guarantor's Investment in the Second Satellite Subsidiary, and may be prepared on a combined rather than a consolidated basis.

                  "Participant" has the meaning set forth in Section 10.6(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Capital Lease" means a capital lease permitted pursuant to Section 5.26(a) or (c).

                  "Permitted Disposition" has the meaning set forth in
Section 5.18.

                  "Permitted Investments" means the Investments permitted by
Section 5.21.

                  "Permitted Liens" has the meaning set forth in Section 5.17.

                  "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any member of the Controlled Group sponsors or maintains or to which any member of the Controlled Group makes or is obligated to make contributions and includes any Multiemployer Plan or Qualified Plan.

                  "Pricing Schedule" means the applicable Schedule attached hereto identified as such.

                  "Principal Subsidiary" means at any time any Subsidiary of the
Parent  Guarantor,   except  (i)  the  Second  Satellite   Subsidiary  and  (ii)
Subsidiaries which at such time have been designated by the Parent Guarantor

(by notice to the Administrative Agent, which may be amended from time to time) as nonmaterial and which, if aggregated and considered as a single subsidiary, would not meet the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

                  "Principal Subsidiary Guaranty" means a continuing guaranty executed and delivered by a Principal Subsidiary substantially in the form of Exhibit F hereto.

                  "Prime Rate" means the rate of interest publicly announced by The Toronto-Dominion Bank in New York City from time to time as its Prime Rate.

                  "Project" means, collectively, the construction, acquisition, financing and operation, as contemplated by the Information Memorandum, of the Satellite and the CGS, all data and documentation and all ancillary structures, equipment and systems related thereto or which is realty, fixtures or personal property owned or leased by the Borrower in respect of the Satellite and the CGS.

                  "Project Documents" means, as of any date, collectively, subject to Section 5.25, (i) the Loan Documents, (ii) the agreements set forth on Schedule II hereto, and (iii) any other agreement or instrument entered into from time to time after the date hereof materially affecting the financing or operation of the Satellite or the CGS.

                  "Proof of Loss Statement" means the Proof of Loss Statement dated April 10, 1996, a copy of which has been delivered to the Documentation Agent

                  "Qualified Plan" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes or is obligated to make contributions or has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

                  "Quarterly Date" means March 31, June 30, September 30 and December 31.

                  "Rate Contracts" means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates; provided that such agreements or arrangements are documented under master netting agreements.

                  "Reduction Event" means (i) the incurrence of any Indebtedness by the Parent Guarantor or any of its Subsidiaries, other than Indebtedness permitted pursuant to Section 5.22 or (ii) the issuance of any equity securities by the Parent Guarantor or any of its Subsidiaries (other than equity securities
(w) issued pursuant to any stock option, stock purchase or other plan intended to benefit or compensate the officers, directors or employees of the Parent Guarantor, the Borrower or any Principal Subsidiary, but only to the extent that the Net Cash Proceeds thereof in any fiscal year of the Parent Guarantor do not exceed the sum of (A) $2,000,000 plus (B) the aggregate amount by which such Net Cash Proceeds were less than $2,000,000 in each prior fiscal year of the Parent Guarantor after the date hereof, (x) issued to the Parent Guarantor or any of its Subsidiaries, (y) the Net Cash Proceeds of which are invested in the Borrower by means of share purchase or capital contribution or (z) are issued by the Parent Guarantor and the Net Cash Proceeds of which are invested in accordance with Section 5.21(f)). The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

                  "Reference Banks" means the principal London offices of Morgan Guaranty Trust Company of New York, The Toronto-Dominion Bank and any other Bank which is appointed a Reference Bank by the Agents after consultation with the Borrower, and "Reference Bank" means any one of such Reference Banks.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Release Date" means the first date (a) that (i) the performance tests set forth on the Release Date Schedule have been met and (ii) the sum of the amount of Major Casualty Proceeds and the portion of Net Cash Proceeds of the issuance of equity securities not required to be applied to prepayment of the Loans pursuant to
Section 2.4(b)(i), in each case received after May 1, 1996, equals or exceeds $60,000,000 and (b) on and as of which, no Default shall have occurred and be continuing and the representations and warranties of the Borrower and the Parent Guarantor contained in this Agreement and the Common Collateral Documents shall be true.

                  "Release Date Schedule" means the Schedule attached hereto and designated as such.

                  "Reportable  Event"  means  any of the  events  set  forth  in
Section 4043 of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in
Section 4062(e) of ERISA.

                  "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

                  "Required Release Banks" means at any time Banks having at least 80% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 80% of the aggregate unpaid principal amount of the Loans.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject; in any case, non-compliance with which by either of the Parent Guarantor or the Borrower or their Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                  "Responsible Officer" means, with respect to any Person, the Chief Executive Officer, the President or a duly authorized Vice President or, with respect to financial matters, the Chief Financial Officer or the Treasurer, of such Person.

                  "Sales Co." means AMSC Sales Corporation, Ltd., a U.S. Virgin Islands corporation.

                  "Satellite" means the AMSC MSAT Satellite launched April 7, 1995.

                  "Second Satellite Subsidiary" has the meaning set forth in
Section 5.21(f).

                  "Shareholder Guarantors" means Hughes, ST and Baron Capital.

                  "Shareholder Guaranties" means the Hughes Guaranty, the ST Guaranty and the Baron Capital Guaranty.

                  "Skycell" means AMSC Skycell, Inc., a Delaware corporation.

                  "ST" means Singapore Telecommunications Ltd., a corporation organized under the laws of Singapore.

                  "ST Guaranty" means the Guaranty, dated as of June 28, 1996, made by ST to the Administrative Agent for its own benefit and the benefit of the Banks and the banks party to the Term Loan Agreement, as the same may be amended from time to time.

                  "Subscribers" means, as of any date, the sum of (i) the number of mobile communication terminals (x) which are regularly billed subscribers to one of the Borrower's mobile communications services as of such date, (y) invoices from the Borrower with respect to which have been outstanding no more than 60 days (measured from the date of original issuance thereof) as of such date and are billed at the rate normally billed as of such date for the Borrower's mobile communication services to which such mobile communication terminals are subscribed and (z) which are not test units and (ii) Equivalent Qualifying Subscribers as of such date. For purposes of this definition, "Equivalent Qualifying Subscribers" means, in the case of bulk capacity sales of the Borrower's services, the sum of each number obtained by dividing the aggregate annual revenue from each sale, as reasonably determined by the Borrower, by the Average Annual Revenue Per Subscriber, and "Average Annual Revenue Per Subscriber" means, (x) in the case of sales of satellite telephone services, $1,950, (y) in the case of sales of private voice network services, $750, and (z) in the case of sales of mobile message services, $500.

                  "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

                  "Term Loan Agreement" means the Credit Agreement dated as of the date hereof among the Borrower, the Parent Guarantor, the Agents and the other banks party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Termination Date" means June 30, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

                  "Total Availability Date" means the first date on which the aggregate principal amount of loans outstanding under the Term Loan Agreement is equal to the aggregate amount of the commitments of the banks party to the Term Loan Agreement to make loans to the Borrower thereunder.

                  "UCC" means the Uniform Commercial Code as in effect in any jurisdiction.

                  "Unfunded Pension Liabilities" means the excess of a Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of that Plan's assets, as defined in Section 3(26) of ERISA.

                  "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

                  "Vendor Debt" means all Indebtedness of the Borrower and its Consolidated Subsidiaries under (i) the Credit Agreement dated as of August 31, 1992, by and among the Borrower, the banks signatory thereto, and Bank of America National Trust and Savings Association, as agent for such banks, as amended through the date hereof, (ii) the Deferred Payment Agreement between the Borrower and Westinghouse Electric Corporation dated as of September 15, 1992, as amended through the date hereof, and (iii) the Term Loan Agreement between the Borrower and Northern Telecom Finance Corporation dated as of May 28, 1993, as amended through the date hereof.

                  "Withdrawal Liabilities" means, as of any determination date, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

                  SECTION  1.2.  Accounting  Terms  and  Determinations.  Unless
otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Parent Guarantor's and the Borrower's independent public accountants) with the most recent audited consolidated or combined financial statements of each the Parent Guarantor, the Parent Guarantor Group or the Borrower and its Consolidated Subsidiaries, as the case may be, delivered to the Banks; provided that, if the Parent Guarantor or the Borrower notifies the Administrative Agent that it wishes to amend the definition of "Excess Cash Flow" in Section 1.1 or any covenant in Article 5 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Parent Guarantor and the Borrower that the Required Banks wish to amend Section 1.1 or Article 5 for such purpose), then the Parent Guarantor's and the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Parent Guarantor, the Borrower and the Required Banks.


                                    ARTICLE 2

                                   THE CREDITS

                  SECTION 2.1. Commitments to Lend. During the Availability Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower from time to time amounts not to exceed in the aggregate the amount of its Commitment. Each Borrowing under this

Section shall be in an aggregate principal amount of $2,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.10, prepay Loans and reborrow at any time during the Availability Period under this Section.

                  SECTION 2.2. Method of Borrowing. (a) The Borrower shall give the Administrative Agent irrevocable telephonic notice, confirmed immediately in writing (a "Notice of Borrowing"), not later than 10:30 A.M. (New York City time) on (x) the Domestic Business Day before each Base Rate Borrowing and (y) the third Euro- Dollar Business Day before each Euro-Dollar Borrowing, specifying:

                             (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

                            (ii) the aggregate amount of such Borrowing;

                           (iii) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate or a Euro- Dollar Rate; and

                            (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

In no event shall the total number of Groups of Loans at any one time outstanding exceed seven.

                  (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                  (c) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank shall make available its ratable share of such

Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 10.1. Unless the Administrative Agent determines that any applicable condition specified in
Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

                  (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (c) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.5 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                  SECTION 2.3. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

                  (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note"of such Bank shall be deemed to refer to and include any or all of such

Notes, as the context may require.

                  (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Documentation Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                  SECTION 2.4. Maturity of Loans. Any Loans outstanding on the Termination Date (together with accrued interest thereon) shall be due and payable on such date.

                  SECTION 2.5. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of (x) the Base Rate Margin plus (y) the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

                  (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                  The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                  The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                  "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.1 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

                  (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.1 shall apply.

                  SECTION 2.6. Commitment Fees. During the Availability Period, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Commitments a commitment fee equal to the Commitment Fee Percentage per annum of the daily amount by which the aggregate amount of the Commitments exceeds the aggregate outstanding principal amount of the Loans. Such commitment fee shall accrue from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, and shall be payable quarterly in arrears on each Quarterly Date and on the date of termination of the Commitments in their entirety. For the purpose of this Section, "Commitment Fee Percentage" means 0.10% prior to the Release Date and 0.50% thereafter.


                  SECTION 2.7. Optional Termination or Reduction of Commitments.
(a) During the Availability Period, the Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the

Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $2,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

                  (b) Upon receipt of a notice of reduction pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such reduction and such notice shall not thereafter be revocable by the Borrower.

                  SECTION 2.8. Method of Electing Interest Rates. (a) The Loans included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

                   (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day and

                  (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to Section 2.12 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by giving irrevocable telephonic notice, confirmed immediately in writing (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each

$1,000,000 or any larger multiple of $1,000,000.

                  (b) Each Notice of Interest Rate Election shall specify:

                      (i) the Group of Loans (or portion thereof) to which such notice applies;

                      (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

                      (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if the Loans being converted are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

                      (iv) if such  Loans  are to be  continued  as  Euro-Dollar
         Loans  for  an  additional   Interest  Period,  the  duration  of  such
         additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period set forth in
Section 1.1.

                  (c) If, upon the expiration of any Interest Period applicable to any Eurodollar Loan, the Borrower has not given a timely Notice of Interest Rate Election with respect to such Loan, the Administrative Agent shall be deemed to have received a Notice of Interest Rate Election from the Borrower with respect to such Loan requesting that such Loan be converted into a Base Rate Loan on the last day of the Interest Period applicable to such Loan.

                  (d) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above or a deemed receipt of a Notice of Interest Rate Election pursuant to subsection (c) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

                  (e) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.3.

                  SECTION 2.9. Mandatory Termination and Reduction of Commitments. (a) The Commitments shall terminate on the earlier of
(i) the last day of the Availability Period and (ii) the occurrence of a Guarantor Event.

                  (b) If the Parent Guarantor or any of its Subsidiaries shall at any time, or from time to time, after (i) the commitments of the banks party to the Term Loan Agreement to make loans to the Borrower have terminated and
(ii) all amounts borrowed by the Borrower under the Term Loan Agreement together with accrued interest thereon have been repaid in full, receive any Net Cash Proceeds of any Reduction Event, the Commitments shall be reduced ratably on the date of such receipt in an amount equal to 50% of such Net Cash Proceeds.

                  (c) On the date of any reduction of the Commitments pursuant to subsection (b), the Borrower shall repay such principal amount of each Bank's outstanding Loans, if any, as may be necessary so that after such repayment the aggregate outstanding principal amount of such Bank's Loans does not exceed the amount of such Bank's Commitment as so reduced.

                  SECTION 2.10. Optional Prepayments. (a) Subject in the case of any Euro-Dollar Borrowing to Section 2.12, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Group of Base Rate Loans or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $2,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

                  (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                  SECTION 2.11. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 10.1. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                  (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.5(c), or if the Borrower fails to borrow or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.2(a) or 2.10, the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                  SECTION 2.13. Computation of Interest and Fees. Interest based on the Prime Rate and commitment fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                  SECTION 2.14. Mandatory Prepayments Prior to Total Availability Date. In the event that the Parent Guarantor or any of its Subsidiaries shall at any time, or from time to time, prior to the Total

Availability Date receive Net Cash Proceeds from insurance receipts or equity issuances, the Loans shall be prepaid in an amount equal to such Net Cash Proceeds. The prepayments required by this Section shall be made forthwith upon receipt by the Parent Guarantor or any of its Subsidiaries, as the case may be, of such Net Cash Proceeds; provided that if any such prepayment would otherwise require prepayment of Euro-Dollar Loans or portions thereof prior to the last day of the related Interest Period, such prepayment shall, unless the Borrower otherwise notifies the Administrative Agent or the Administrative Agent otherwise notifies the Borrower upon the instructions of the Required Banks, be deferred to such last day. The Borrower shall give the Administrative Agent at least five Euro-Dollar Business Days' notice of each prepayment of Euro-Dollar Loans required pursuant to this subsection.


                                    ARTICLE 3

                                   CONDITIONS

                  SECTION 3.1. Closing. The closing hereunder shall occur upon satisfaction of the following conditions:

                  (a) the Documentation Agent shall have received all of the following, in form and substance satisfactory to the Documentation Agent and in sufficient copies for each Bank:

                      (i) a duly executed Note for the account of each Bank dated on or before the Closing Date complying with the provisions of
         Section 2.3;

                      (ii) the articles or certificate of incorporation of each of the Borrower, the Parent Guarantor and the Shareholder Guarantors as in effect on the Closing Date, certified by the Secretary of State or equivalent official of the jurisdiction of incorporation of such Person as of a recent date and by the Secretary or Assistant Secretary of such Person as of the Closing Date, and the bylaws of such Person as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date;

                       (iii) a good standing certificate for each of the Borrower and the Parent Guarantor from the Secretary of State of its state of incorporation and each state where the Borrower is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by telex or telecopy, dated the Closing Date;

                        (iv) copies of the resolutions of the board of directors of (x) the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to be delivered by it and authorizing the borrowing of the Loans, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower, and (y) each of the Parent Guarantor and the Shareholder Guarantors approving and authorizing the execution, delivery and performance by such Person of all Loan Documents to be delivered by it, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person;

                         (v) a certificate of the Secretary or an Assistant Secretary of each of the Borrower, the Parent Guarantor and each Shareholder Guarantor certifying the names and true signatures of its officers authorized to execute, deliver and perform, as applicable, all Loan Documents to be delivered by it hereunder;

                         (vi) a certificate signed by a Responsible Officer of each of the Borrower and the Parent Guarantor, dated as of the Closing Date, stating that each of the conditions set forth in Sections 3.1(b) and (c) is satisfied as of such date;

                         (vii) a copy of each of the Common Collateral Documents (other than the Notice of Amount of Secured Obligations, the Notice of New Secured Party and the Security Agreement Amendment), certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower;

                         (viii) written advice relating to such Lien and judgment searches as either Agent or the Common Collateral Agent shall have requested of the Parent Guarantor and the Borrower, and such termination statements or other documents as may be necessary to release any Lien in favor of any third party not otherwise permitted by
         Section 5.17;

                         (ix) evidence (A) that all filings, recordations, registrations and other actions necessary or, in the opinion of either Agent or the Common Collateral Agent, desirable to perfect and protect a first priority (except for Permitted Liens arising by operation of law) security interest in and Lien on the Common Collateral (other than the Satellite and the proceeds of the FCC License and the Satellite) in favor of the Common Collateral Agent have been duly effected or taken;
         (B) that each Lien created by the Common Collateral Documents in such Common Collateral constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower or the Parent Guarantor in such Common Collateral prior and superior to all Liens other than Permitted Liens arising by operation of law; and (C) that all necessary and appropriate consents to the creation and perfection of such Liens of each of the parties to the Project Documents will have been obtained;

                        (x) evidence (A) that all filings, recordations, registrations and other actions necessary or, in the opinion of either Agent or the Common Collateral Agent, desirable to perfect and protect a first priority security interest in and Lien on the proceeds of the FCC License have been duly effected or taken; (B) that each Lien created by the Common Collateral Documents in the proceeds of the FCC License constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower or the Parent Guarantor in such Common Collateral to the fullest extent such a Lien may be legal, valid and enforceable under applicable law; and (C) that all necessary and appropriate consents to the creation of such Liens of each of the parties to the Project Documents has been obtained;

                        (xi) evidence (A) with respect to the Satellite, that all filings, recordations, registrations and other actions as are consistent with the present practices of third-party creditors intending to create perfected security interests in satellites owned by U.S. persons launched from the United States have been duly effected or taken; (B) that each Lien created by the Common Collateral Documents in the Satellite constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower or the Parent Guarantor in the Satellite, to the extent normally constituted by the present practices of third-party creditors intending to create perfected security interests in satellites owned by U.S. persons launched from the United States; and (C) that all necessary and appropriate consents to the creation and perfection of such Liens of each of the parties to the Project Documents has been obtained;

                       (xii) evidence that the Common Collateral Agent or the Administrative Agent, as applicable, has been named as loss payee under all policies of casualty insurance (including, without limitation, the Launch Insurance and the In-Orbit Insurance) and business interruption insurance required by Section 5.6, and as additional insured under all policies of liability insurance;

                       (xiii)the Notice of Amount of Secured Obligations and the Notice of New Secured Party, duly executed by each of the signatories thereto;

                       (xiv) an opinion of (w) Randy S. Segal, counsel to the Borrower and the Parent Guarantor, substantially in the form of Exhibit B-1 hereto, (x) Fisher, Wayland, Cooper, Leader & Zaragoza, special FCC counsel to the Borrower and the Parent Guarantor, substantially in the form of Exhibit B-2 hereto, (y) counsel reasonably satisfactory to the Agents to each Shareholder Guarantor, in form and substance satisfactory to the Documentation Agent, and (z) Davis Polk & Wardwell, special counsel to the Agents, substantially in the form of Exhibit C hereto;

                       (xv) a copy of (x) the financial statements of the Parent Guarantor referred to in Section 4.10(a), certified by a Responsible Officer of the Parent Guarantor and (y) each Project Document which is in effect (including all exhibits, schedules and documents referred to therein or delivered pursuant thereto, if any), together with any amendments thereto;

                       (xvi) a Shareholder Guaranty executed by each Shareholder Guarantor, the Baron Capital Letter of Credit and the Escrow Letter Agreement dated June 28, 1996 among the Administrative Agent, the Borrower and the Parent Guarantor and a Principal Subsidiary

         Guaranty executed by each Principal Subsidiary (if any) other than the Borrower; and

                      (xvii)  all   documents   the   Documentation   Agent  may
         reasonably request relating to the existence of the Borrower, the Parent Guarantor or any Shareholder Guarantor, the corporate authority for and the validity of this Agreement, the Notes or the Shareholder Guaranties, and any other matters relevant hereto, all in form and substance satisfactory to the Documentation Agent;

                  (b) the fact that all costs, accrued and unpaid fees and expenses (including, without limitation, participation fees and legal fees and expenses) to the extent then due and payable on the Closing Date by the Borrower hereunder have been so paid; and

                  (c) the fact that the FCC License is held by the Borrower and is in full force and effect.

The Documentation Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

                  SECTION 3.2. Initial Borrowing. The obligation of any Bank to make a Loan on the occasion of the initial Borrowing is subject to the satisfaction of the following conditions:

                  (a) the Documentation Agent shall have received all of the following on or before the date of such Borrowing, in form and substance satisfactory to the Documentation Agent and in sufficient copies for each Bank:

                      (i) an appraisal by Ascent Communications Advisers, L.P., dated as of a recent date, showing that the Satellite has an expected life of not less than eight years and an appraised value of not less than $425,000,000;

                      (ii) In Orbit Test Reports (collectively, the "IOT") on the Satellite prepared by Hughes Space and Communications, Inc., dated as of May 10, 1995 and August 8, 1995, and each attachment to the Proof of Loss Statement;

                     (iii) a certificate signed by a Responsible Officer of the Borrower, dated as of the date of such Borrowing, stating that such Person has reviewed the IOT and that based upon such review and such other investigations of fact as such Person deems relevant, there is no basis for any claim against any insurance in respect of any damage to or the condition of the Satellite except as set forth in the Proof of Loss Statement;

                      (iv) a certificate signed by a Responsible Officer of the Borrower, dated as of the date of such Borrowing, stating that the Satellite is capable of providing the frequency and geographic coverage at the power levels for which it is designed over (i) the continental United States, (ii) all areas within 200 miles of the shoreline of the continental United States, (iii) the U.S. Virgin Islands, (iv) Hawaii and (v) Alaska, except that the Satellite is operating in a 5-beam configuration with transmitting power of 457,000 watts, and that as a result the Satellite's capacity is expected to be reduced by an amount that will not affect its ability to provide the telecommunications capacity assumed in the Information Memorandum; and

                      (v) a report from Telesat Canada dated the Closing Date as to the condition of the Satellite; provided that the Documentation Agent acknowledges report of Telesat Canada dated January 7, 1996, is satisfactory as of such date with respect to the matters set forth therein.

                  (b) the fact that the Closing Date shall have occurred on or prior to July 12, 1996; and

                  (c) the fact that, upon application of the proceeds of the initial Borrowing, no Bridge Notes or Interim Notes shall be outstanding.

                  SECTION 3.3. All Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2(a);

                  (b) the fact that, immediately after any Borrowing prior to the Total Availability Date, the aggregate outstanding principal amount of the Loans will not exceed $50,000,000, less the aggregate amount of Net Cash Proceeds from insurance receipts and equity issuances received by the Parent Guarantor or the Borrower after May 1, 1996;

                  (c) the fact that, immediately after any Borrowing prior to the Release Date, the aggregate outstanding principal amount of the Loans will not exceed $50,000,000;

                  (d) the fact that, immediately after any Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

                  (e) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                  (f) the fact that the representations and warranties of the Borrower and the Parent Guarantor contained in this Agreement and the Common Collateral Documents shall be true on and as of the date of such Borrowing; and

                  (g) the fact that immediately before and after such Borrowing, the Borrower shall not be in violation of Section 3 of the Guaranty Issuance Agreement.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower and the Parent Guarantor on the date of such Borrowing as to the facts specified in clauses (b) through (g) of this Section.


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

                  Each of the Borrower and the Parent Guarantor represents and warrants that, except as set forth in the section (if any) of the Disclosure Schedule corresponding to the Section heading below:

                  SECTION 4.1. Corporate Existence and Power. Each of the Parent Guarantor, the Borrower, and each of its Principal

Subsidiaries and Subsidiaries, respectively, (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (d) is in compliance with all Requirements of Law except, in the case of clauses (c) and (d), where the failure to be so qualified or in compliance could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 4.2. Corporate Authorization; No Contravention. The execution, delivery and performance by each of the Parent Guarantor and its Subsidiaries of any Loan Document to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) contravene the terms of such Person's certificate of incorporation, bylaws or other organization document; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party (other than Liens under the Common Collateral Documents); or (c) violate any Requirement of Law.

                  SECTION 4.3. Government Approvals. All Government Approvals which are necessary under applicable laws and regulations in connection with the grant of the Liens created by the Common Collateral Documents and the validity, enforceability and perfection thereof and the exercise by the Administrative Agent or the Common Collateral Agent of its rights and remedies thereunder have been obtained. All such Government Approvals heretofore required to be obtained have been duly obtained, were validly issued, are in full force and effect, are not subject to appeal and are held in the name of, or for the benefit of, the appropriate Persons. There is no proceeding pending or, to the best knowledge of the Borrower or the Parent Guarantor, threatened against the Parent Guarantor or any of its Subsidiaries, or any property of the Parent Guarantor or any of its Subsidiaries, which seeks, or may reasonably be expected, to rescind, terminate, modify or suspend the FCC License. There has not occurred any event that would make unlikely the delivery or issuance as anticipated of, and when and as needed all such

Government Approvals. No such Government Approval already obtained is subject to any restriction, condition, limitation or other provision that would have a Material Adverse Effect. The information set forth in each application submitted by the Parent Guarantor, the Borrower or any of their respective Subsidiaries in connection with each such Government Approval is accurate and complete in all material respects taken as a whole, except for statements or omissions which could not reasonably be expected to affect adversely the validity of such Government Approvals. No other material consent, approval or authorization of, or declaration or filing with, any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Project Document.

                  SECTION 4.4. Binding Effect. This Agreement and each other Loan Document to which the Parent Guarantor or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  SECTION 4.5. Litigation. Except for matters arising after the Effective Date which could not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Parent Guarantor or the Borrower, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against the Parent Guarantor or any of its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to this Agreement, or any Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to the Parent Guarantor or any of its Subsidiaries, could have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

                  SECTION 4.6. No Default. No Default or Event of Default exists or would result from the incurring of Obligations by the Parent

Guarantor or any of its Subsidiaries under any other Loan Document. Neither the Parent Guarantor nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could have a Material Adverse Effect.

                  SECTION 4.7. ERISA Compliance.

                  (a) Section 4.7 of the Disclosure Schedule lists all Plans maintained or sponsored by the Parent Guarantor or the Borrower or to which either of them is obligated to contribute, and separately identifies Plans intended to be Qualified Plans and Multiemployer Plans. All written descriptions thereof provided to the Agents are true and complete in all material respects. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law, including all requirements under the Code or ERISA for filing reports (which are true and correct in all material respects as of the date filed), and benefits have been paid in accordance with the provisions of the Plan. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and to the best knowledge of the Parent Guarantor and the Borrower nothing has occurred which would cause the loss of such qualification.

                  (b) There is no outstanding liability under Title IV of ERISA with respect to any Plan maintained or sponsored by any member of the Controlled Group (as to which the Parent Guarantor or the Borrower is or may be liable), nor with respect to any Plan to which any member of the Controlled Group contributes or is obligated to contribute (wherein the Parent Guarantor or the Borrower is or may be liable). No Plan maintained or sponsored by the Parent Guarantor or the Borrower provides medical or other welfare benefits or extends coverage relating to such benefits beyond the date of a participant's termination of employment with the Parent Guarantor or Borrower, except to the extent required by Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant to the fullest extent permissible under such Section of the Code. Each of the Parent Guarantor and the Borrower has complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

                  (c) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan maintained or sponsored by the Parent

Guarantor or the Borrower or to which the Parent Guarantor or the Borrower is obligated to contribute. There are no pending or, to the best knowledge of the Parent Guarantor and the Borrower, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against (i) any Plan maintained or sponsored by the Parent Guarantor or the Borrower or its assets, (ii) any member of the Controlled Group with respect to any Qualified Plan of the Parent Guarantor or the Borrower, or (iii) any fiduciary with respect to any Plan for which the Parent Guarantor or the Borrower may be directly or indirectly liable, through indemnification obligations or otherwise. Neither the Parent Guarantor nor the Borrower has incurred or reasonably expects to incur (i) any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multiemployer Plan or (ii) any liability under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to a Plan. Neither the Parent Guarantor nor the Borrower has transferred any Unfunded Pension Liability outside of the Controlled Group or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

                  (d) Neither the Parent Guarantor nor the Borrower has engaged, directly or indirectly, in a non-exempt prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan, which transaction could have a Material Adverse Effect.

                  SECTION 4.8. Title to Property. Each of the Parent Guarantor, the Borrower, each of its Principal Subsidiaries and Subsidiaries, respectively, and the Second Satellite Subsidiary (if any) has good record and marketable title in fee simple to or valid leasehold interests in all real property used in its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. Such real property is free and clear of all Liens or rights of others, except Permitted Liens.

                  SECTION 4.9. Taxes. The Parent Guarantor, each of its Principal Subsidiaries, the Borrower, its Subsidiaries and the Second Satellite Subsidiary (if any) have filed all Federal and other material tax returns and reports required to be filed and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded. There is no proposed tax assessment against the Parent Guarantor or any of its Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

                  SECTION 4.10. Financial Condition.

                 (a) The audited consolidated financial statements of financial position of the Parent Guarantor and its Subsidiaries dated December 31, 1995, and the related consolidated statements of loss, stockholders' equity and cash flows for the fiscal year ended on that date and the unaudited consolidated financial statements of financial condition of the Parent Guarantor and its Subsidiaries dated March 31, 1996: (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein and except for the absence of footnote disclosure in such statements for the period ended March 31, 1996; (ii) fairly present, in all material respects, the financial condition of the Parent Guarantor and its Subsidiaries as of the dates thereof and results of operations for the period covered thereby; and (iii) solely in the case of the statements for the period ended December 31, 1995, show all material Indebtedness and other liabilities, direct or contingent, of such Persons and their consolidated Subsidiaries as of the date thereof (including liabilities for taxes and material commitments).

                  (b) Since December 31, 1995, there has been no Material Adverse Effect.

                  SECTION 4.11. Environmental Matters. The operations of the Parent Guarantor and each of its Subsidiaries comply in all material respects with all Environmental Laws. The Parent Guarantor and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") necessary for its operations to comply in all material respects with Environmental Laws, and all such Environmental Permits are in full force and effect, and the Parent Guarantor and each of its Subsidiaries are in material compliance with all terms and conditions of such Environmental Permits. None of the Parent Guarantor, any of its Subsidiaries or any of their present or, to the knowledge of the Parent Guarantor and the Borrower, past property or operations is subject to any outstanding written order from or agreement with any Governmental Authority or other Person, nor subject to any judicial or administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material. There are no conditions or circumstances which may give rise to any Environmental Claim arising from the operations of the Parent Guarantor or its Subsidiaries, including Environmental Claims associated with any operations of the Parent Guarantor or its Subsidiaries, with a potential liability in excess of $5,000,000 in the aggregate. Without limiting the generality of the foregoing, the Parent Guarantor and its Subsidiaries have met all notification requirements under Title III of the Superfund Amendments and Reauthorization Act of 1986 or any other Environmental Law.

                  SECTION 4.12. Regulated Entities. None of the Parent Guarantor, any Person controlling the Parent Guarantor, or any Subsidiary thereof, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

                  SECTION 4.13. Subsidiaries. As of the Closing Date, the Borrower does not have any Subsidiaries and has no equity investments in any other corporation or entity.

                  SECTION 4.14. Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried on by companies engaged in similar businesses and owning similar properties in localities where the Borrower or such Subsidiary operates, in each case in such amounts and with such terms as required by Section 5.6.

                  SECTION 4.15. Project Compliance. The Project has been constructed in accordance with the Project Documents and complies in all material respects with all covenants, conditions, restrictions and reservations in the Government Approvals and Project Documents applicable thereto except for failures which could not reasonably be expected to affect adversely the validity of such Government Approvals.

                  SECTION 4.16. Business. The Borrower and its Subsidiaries have not conducted any business other than any business associated with financing, designing, constructing, owning, operating and maintaining the Project and leasing satellite capacity. Neither the business nor the properties of the Borrower and its Subsidiaries are or have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) which has had a Material Adverse Effect.

                  SECTION 4.17. Collateral; Property. All contracts and all property now owned by the Borrower and its Subsidiaries are held by such Persons free and clear of all Liens other than Permitted Liens. Subject to the restrictions on the transferability of the FCC License, each of the Borrower and its Subsidiaries has good, marketable and valid title in and to all of the Common Collateral now owned by it, in each case free and clear of all Liens other than Permitted Liens.

                  SECTION 4.18. Common Collateral. The Common Collateral Documents create in favor of the Common Collateral Agent, for the equal and ratable (except as expressly provided therein) benefit of the Common Collateral Parties, legal, valid and enforceable Liens on or in all of the Common Collateral to the extent that such Liens may legally be given and be effective and enforceable. All filings, recordations, registrations and other actions necessary to perfect such Liens have been duly effected, and, to the extent that such Liens may legally be given and be effective and enforceable, each Lien created by the Common Collateral Documents constitutes a perfected Lien on or in all right, title, estate and interest of each of the Parent Guarantor and its Subsidiaries and the Borrower and its Subsidiaries, as applicable, in the Common Collateral covered thereby, prior and superior to all other Liens except Permitted Liens arising by operation of law, and all necessary and appropriate consents to the creation and perfection of such Liens of each of the parties to the Project Documents have been obtained.

                  SECTION 4.19. Sufficiency of Project Documents. The Project Documents (and any exhibits or documents referred to therein) which have been executed and delivered constitute all agreements required for the acquisition, construction and completion of the Project when and as contemplated by the Project Documents and the Information Memorandum and all arrangements to which the Parent Guarantor or the Borrower is a party that may affect the financial condition, business or operations of the Borrower or the Project or the ability of the Borrower to observe and perform its obligations under the Project Documents to which it is a party. All permits, licenses, trademarks, patents or agreements with respect to the usage of technology or other property (other than those constituting Government Approvals referred to in Section 4.3) that are necessary for the acquisition, construction and ownership of the Project substantially as contemplated by the Project Documents and the Information Memorandum have been obtained, are final and are in full force and effect. There are no material services, materials or contractual rights required for the acquisition, construction and ownership of the Project other than those granted by, or to be provided to the Borrower pursuant to, the Project Documents.

                  SECTION 4.20. Disclosure. The information (including, without limitation, the information in the Information Memorandum) furnished in writing at or prior to the Closing Date by the Parent Guarantor or the Borrower to any Agent or Bank in connection with this Agreement and the transactions contemplated hereby is true, complete and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in light of the circumstances under which such information was made. The pro forma financial projections contained in the Information Memorandum were made in good faith and the assumptions on the basis of which such projections were made were (when made) and are (as of the date of this Agreement) reasonable. There is no fact known to the Parent Guarantor or the Borrower on the date as of which this representation and warranty is made that has not been disclosed in writing to the Agent which could reasonably be expected to have a Material Adverse Effect.

                  SECTION 4.21. Effectiveness of Project Documents. The Project Documents have not been modified or amended in any respect, and no provision or condition contained therein has been waived, since the Effective

Date, except with the express written consent of the Required Banks.

                  SECTION 4.22. Launch Insurance. The Borrower maintained in full force and effect at all times from and including April 7, 1995 through October 4, 1995, with responsible insurance carriers with a Best's rating of A/VII or better (except for policies underwritten by Lloyds of London), launch insurance with respect to the Satellite in a minimum aggregate amount of $250,000,000 (the "Launch Insurance"). The Agents and the Banks hereby irrevocably approve the Mission Risk Guarantee provided in Article 8 of the Launch Services Contract in lieu of any other Launch Insurance.



                                    ARTICLE 5

                                    COVENANTS

                  Each of the Borrower and the Parent Guarantor agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

                  SECTION 5.1. Information. The Borrower will deliver to each of the Banks:

                  (a) as soon as available, but not later than 90 days after the end of each fiscal year of the Borrower and the Parent Guarantor, respectively, commencing with the fiscal year ending December 31, 1996, a copy of the audited consolidated and unaudited consolidating balance sheets of the Borrower and the Parent Guarantor as at the end of such year and the related audited consolidated and unaudited consolidating statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years;

                  (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each year, commencing with the first such fiscal quarter to end after the Effective Date, a copy of the unaudited consolidated and consolidating balance sheets of the Borrower and Parent Guarantor as of the end of such quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with GAAP (except for the absence of footnote disclosure), the financial position and the results of operations of the Borrower and the Parent Guarantor;

                  (c) within 20 Business Days after the end of any month during any fiscal quarter in which the Leverage Ratio, determined as of the last day of the immediately preceding fiscal quarter, is greater than or equal to 5.0 to 1, an unaudited statement setting forth the number of Subscribers on the last date of such month, the Borrower's gross and net revenue for such month, operating expenses for such month, monthly churn and other financial and operating data reasonably requested by the Administrative Agent at the direction of the Required Banks; and

                  (d)  as  soon  as  available,   any  other  interim  financial
statements of the Borrower and its Subsidiaries reasonably requested by the Administrative Agent at the direction of the Required Banks.

                  SECTION 5.2. Certificates; Other Information. The Borrower will deliver to each of the Banks:

                  (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the statements referred to in Section 5.1(c) above, a certificate of a Responsible Officer of the Borrower showing (i) the operating results projected for such period as set forth in the Borrower's most recent annual budget covering such period and (ii) the number of Subscribers;

                  (c) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) or 5.1(b) above, a certificate of a Responsible Officer of the Borrower (i) stating that, to the best of such officer's knowledge, the Borrower, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) when applicable, showing in detail the calculations supporting such statement in respect of Sections 5.28 to 5.33, inclusive;

                  (d) promptly after the same are filed, copies of (if, in the case of reports to the FCC, such reports are material) all financial statements and regular, periodical or special reports which the Borrower or the Parent Guarantor may make to, or file with, the Securities and Exchange Commission, the FCC or any successor or similar Governmental Authorities;

                  (e)   concurrently   with  the   delivery  of  any  notice  or
certification to a Shareholder Guarantor pursuant to the Guaranty Issuance Agreement, a copy of such notice or certification;

                  (f) within 20 Business Days after the end of each three-month period set forth on the Release Date Schedule, a certificate of a Responsible Officer of the Borrower setting forth (i) the number of Subscribers as of the last day of such period, (ii) Net Revenues for such period and (iii) the maximum ratio at any time during such period of total Indebtedness of the Guarantor Group to the number of Subscribers; and

                  (g) promptly, such additional financial and other information as the Administrative Agent, at the request of any Bank, may from time to time reasonably request.

                  SECTION 5.3. Notices. The Borrower shall promptly notify the Agents and each Bank of:

                  (a) the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that could reasonably be expected to become a Default or Event of Default;

                  (b) any (i) breach or non-performance of, or any default under any Contractual Obligation which could reasonably be expected to result in a Material Adverse Effect; or (ii) dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Parent Guarantor or any of its Subsidiaries and any Governmental Authority and which, if determined adversely to the Parent Guarantor or any of its Subsidiaries, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the commencement of, or any material development in, any litigation or proceeding affecting the Parent Guarantor or any Subsidiary (i) in which the amount of damages claimed is $5,000,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, could have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of any Loan Document or the operations of the Parent Guarantor or any of its Subsidiaries;

                  (d) upon, but in no event later than ten days after, becoming aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Parent Guarantor or any Subsidiary or any of their properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, or (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Parent Guarantor or any of its Subsidiaries that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

                  (e) any other litigation or proceeding affecting the Parent Guarantor or any of its Subsidiaries which the Parent Guarantor would be required to report to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, within four days after reporting the same to the Securities and Exchange Commission;

                  (f) any ERISA Event affecting the Borrower or any member of its Controlled Group (but in no event more than ten days after such ERISA Event) together with (i) a copy of any notice with respect to such ERISA Event filed with the PBGC and (ii) any notice delivered by the PBGC to the Borrower or any member or its Controlled Group with respect to such ERISA Event;

                  (g) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Borrower delivered to the Banks pursuant to Section 5.1(a);

                  (h) any material change in accounting policies or financial reporting practices;

                  (i) any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Borrower or any Subsidiary;

                  (j) any material revision of the Borrower's business plan;

                  (k) the adoption of each capital expenditures budget by the Borrower;

                  (l) any Event of Loss that could reasonably be expected to result in Net Cash Proceeds requiring a mandatory prepayment pursuant to Section 2.4;

                  (m) the delivery of, or receipt of, any notice of (i) a reduction in coverage of any insurance required to be maintained by Section 5.6 or otherwise procured by the Borrower covering loss or damage to any material property of the Borrower (other than a reduction in coverage or amount resulting from a payment thereunder) or (ii) the cancellation or non-renewal of any such insurance policy;

                  (n) the occurrence of a Guarantor Event; and

                  (o) the occurrence of the Release Date.

                  Each notice pursuant to this Section shall be delivered promptly after a Responsible Officer becomes aware of the subject matter of such notice and shall be accompanied by a written statement by a Responsible Officer of the Borrower setting forth details and effective date of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

                  SECTION 5.4. Conduct of Business; Preservation of Corporate Existence. Each of the Parent Guarantor and the Borrower shall, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively: (a) to engage in business of the same general type as now conducted by the Parent Guarantor and its Subsidiaries; (b) to preserve and maintain in full force and effect its corporate existence and good standing under the laws of its State or jurisdiction of incorporation; (c) to preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; (d) to use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it; and (e) to preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could have a Material Adverse Effect.

                  SECTION 5.5. Maintenance of Property. Each of the Borrower and the Parent Guarantor shall maintain, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively, to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted.

                  SECTION 5.6. Maintenance of Insurance.

                  (a) The Borrower shall procure at its own expense and maintain in full force and effect at all times on and after the Effective Date with responsible insurance carriers with a Best's rating of A/VII or better (except for policies underwritten by Lloyds of London and companies acceptable to the Agents and the Required Banks), the following insurance:

                      (i) Workers' Compensation Insurance: Except as to exposures in those jurisdictions in which the state government is the sole source of such insurance, as required by applicable state laws including, without limitation, employer's liability insurance with the following limits: bodily injury by accident: $100,000 each accident; bodily injury by disease: $100,000 each employee; and bodily injury by disease: $500,000 policy limit (the policies with respect to which shall include an all states' endorsement).


                     (ii) Commercial General Liability: Against claims for personal injury (including bodily injury and death) and property damage in such amounts as are customarily carried by companies of established repute engaged in the same or a similar business but not to exceed $5,000,000 in the aggregate. Such insurance shall provide coverage for products/completed operations, blanket contractual, explosion, collapse and underground coverage, broad form property damage and personal injury insurance with $1,000,000 each occurrence, $1,000,000 general aggregate (other than products/completed operations), $1,000,000 personal and advertising limit, and $1,000,000 products/completed operations aggregate limit.


                     (iii) Business Automobile Liability: Against claims for personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned and hired motor vehicles (to the extent there are any thereof), with a $2,000,000 minimum limit per occurrence for combined bodily injury and property damage and in the aggregate where applicable.

                     (iv) Business Interruption Insurance: To the extent reasonably obtainable on customary terms and conditions and with customary exclusions, with respect to any risk of loss in respect of which the Borrower in its judgment does not then have adequate redundant or replacement property or assets available which would prevent any loss or interruption of any cash flow if such loss occurred, business interruption insurance with a $2,000,000 minimum limit per occurrence.

                      (v)  Property  Damage   Insurance:   (x)  Property  damage
         insurance on an "all risk" basis (with customary conditions and exclusions) including coverage against damage or loss caused by earth movement and flood and providing coverage for the Project (the "Covered Property"), in a minimum aggregate amount equal to the lesser of (1) the "full insurable value" of the Covered Property and (2) 110% of all Obligations and Vendor Debt and (y) unless both of the Agents shall otherwise agree, In-Orbit Insurance. For purposes of this clause (v) and Section 5.6(b), "full insurable value" shall mean the full replacement value of the Covered Property, including any improvements and equipment and supplies, without deduction for physical depreciation and/or obsolescence; all such policies may have deductibles of not greater than $250,000, except for earth movement insurance which will have the lowest deductible as shall (in the opinion of the Agents) be available on commercially reasonable terms in the insurance market place. Such insurance shall include an "agreed amount" clause. For purposes of this clause (v), "In-Orbit Insurance" shall mean in-orbit insurance, with insurance carriers acceptable to the Agents, in a minimum aggregate amount equal to $250,000,000 less any amounts recovered in respect of the events set forth in the Proof of Loss Statement and having deductibles and other terms and conditions as are reasonably available in the market at reasonable cost and are acceptable to the Agents.

                  (b) All policies of insurance required to be maintained pursuant to Sections 5.6(a)(iv) and 5.6(a)(v) or otherwise procured by the Borrower covering loss or damage to any of the Borrower's property shall provide that (i) there shall be no recourse against the Agents, the Banks or the Common Collateral for payment of premiums or other amounts with respect thereto, (ii) to the extent available, the insurer is required to provide the Administrative Agent with at least 30 days (or ten days, in the case of nonpayment of premiums) prior written notice of reduction in coverage or amount (other than a reduction in coverage or amount resulting from a payment thereunder), cancellation or non-renewal of any policy and (iii) the proceeds of all policies (other than in respect of comprehensive general liability, workers' compensation and comprehensive automobile liability insurance) shall be payable to the Administrative Agent or the Common Collateral Agent, as applicable, pursuant to standard first mortgagee endorsement, without contribution, substantially equivalent to the New York standard mortgagee endorsement. If the Borrower fails or may fail to timely file any proof of loss, the Administrative Agent or the Common Collateral Agent, as applicable, shall have the right to join the Borrower in submitting a proof of any loss in excess of $250,000. All such policies (other than in respect of workers' compensation insurance) shall insure the interests of the Insured Parties, as their interest may appear, and shall further provide, to the extent such insurance is available at a commercially reasonable rate, that payments shall be made thereunder regardless of any breach or violation by the Borrower of warranties, declarations or conditions not contained in such policies, any action or inaction of the Borrower (other than nonpayment of premiums) or others, or any foreclosure relating to the Project or any other business of the Borrower or any change in ownership of all or any portion of the Project or any other business of the Borrower. Each such policy shall (i) except in the case of insurance required to be maintained pursuant to Sections 5.6(a)(iv) and 5.6(a)(v), waive any right of subrogation against the Banks or Common Collateral Parties (and their respective officers, employees and agents), (ii) except in the case of insurance required to be maintained pursuant to Sections 5.6(a)(iv) and 5.6(a)(v), include a severability of interest or cross liability clause, (iii) provide that the insurance be primary and not excess of or contributory to any insurance or self-insurance maintained by the Borrower, the Agents or the Banks, (iv) contain a breach of warranty clause in favor of the Agents, the Banks, the Common Collateral Parties, and/or the Common Collateral Agent, as applicable, and (v) except in the case of workers' compensation insurance, name the Insured Parties as their interests may appear, as additional insureds or loss payees.

                  (c) The Borrower  shall deliver to the  Administrative  Agent, within 30 days after the close of each fiscal year, commencing with the fiscal year ending December 31, 1996, a certificate of Marsh & McLennan, International Space Brokers, Inc., Metro/Risk, Inc. or other recognized independent insurance brokers, reasonably acceptable to the Required Banks, (i) confirming that all insurance policies required pursuant to this Section 5.6 are in force on the date thereof, (ii) confirming the names of the companies issuing such policies,
(iii) confirming the amounts and expiration date or dates of such policies, (iv) including certificates evidencing such policies marked "premium paid" for the prior year and (v) stating that in such broker's opinion after due investigation, such policies substantially comply with the requirements of this
Section 5.6.

                  (d) In the event the Borrower fails to take out or maintain, or fails to cause to be taken out or maintained, the full insurance coverage required by this Section 5.6, the Administrative Agent (upon the direction of the Required Banks), upon 30 days' prior notice (unless the aforementioned insurance would lapse within such period, in which event notice should be given as soon as reasonably possible) to the Borrower of any such failure, may (but

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


shall not be obligated to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced therefor by the Administrative Agent shall be immediately reimbursed by the Borrower to the Administrative Agent, and the Borrower shall forthwith pay such amounts to the Administrative Agent, together with interest thereon at the sum of 2% plus the rate otherwise applicable to Base Rate Loans for each day until paid.

                  (e) The Administrative Agent shall promptly notify each Bank of each written notice received by it with respect to the cancellation of or material adverse change in any insurance policy required to be maintained by the Borrower pursuant to this Section 5.6.

                  SECTION 5.7. Payment of Obligations. Each of the Parent Guarantor and the Borrower shall, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively, to, pay and discharge as the same shall become due and payable, all its obligations and liabilities, including:
(a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Person; (b) all lawful claims which, if unpaid, might by law become a Lien upon its property (excluding claims being contested in good faith by the Borrower, and for which adequate reserves have been made or as to which the corresponding liens have been bonded); and (c) all Indebtedness as and when due and payable but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

                  SECTION 5.8. Compliance with Laws. Each of the Parent Guarantor and the Borrower shall comply, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively, to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and ERISA), except such as may be contested in good faith or as to which a bona fide dispute may exist.

                  SECTION 5.9. Inspection of Property and Books and Records. Each of the Parent Guarantor and the Borrower shall maintain, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively, to

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



maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Parent Guarantor and the Borrower and such Principal Subsidiaries. Each of the Parent Guarantor and the Borrower will permit, and will cause each of its Principal Subsidiaries and Subsidiaries, respectively, to permit, representatives of any Agent or Bank to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, employees and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Parent Guarantor or the Borrower, as the case may be; provided that when an Event of Default exists representatives from the United States offices of any Agent or Bank may visit and inspect at the expense of the Borrower such properties at any time during business hours and without advance notice. The Borrower shall reimburse the Agents and the Banks for their reasonable expenses incurred in conducting such visits and examinations when an Event of Default exists.

                  SECTION 5.10.  Environmental Laws.

                  (a) Each of the Parent Guarantor and the Borrower shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

                  (b) Upon written request of any Agent or Bank, the Borrower shall submit and cause each of its Subsidiaries to submit, to such Agent or Bank, at the Borrower's sole cost and expense at reasonable intervals, a report providing an update of the status of and any environmental, health or safety compliance obligation, remedial obligation or liability, that could, individually or in the aggregate, result in liability in excess of $5,000,000.

                  SECTION 5.11. Use of Proceeds. The Borrower shall use the proceeds of the Loans only for general corporate purposes, including capital expenditures and the refinancing of Vendor Debt, Bridge Notes and Interim Notes. No portion of the Loans will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin

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


stock" within the meaning of Regulation U. No proceeds of any Loans will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  SECTION 5.12. Common Collateral Documents and Guaranties. (a) If at any time and from time to time the Borrower or any of its Subsidiaries grants a security interest in any Common Collateral or collateral which should be Common Collateral to any Common Collateral Party, such Person shall also execute and deliver such Common Collateral Documents as the Common Collateral Agent may request having terms and conditions satisfactory to the Common Collateral Agent granting to the Common Collateral Agent for the ratable benefit of the Common Collateral Parties a security interest in such collateral on a pari passu basis among the Common Collateral Parties.

                  (b) If at any time and from time to time either of the Parent Guarantor or the Borrower or any of its Principal Subsidiaries or Subsidiaries, respectively, executes any Guaranty in favor of any Common Collateral Party, such Person shall also execute and deliver a Guaranty having terms and conditions satisfactory to the Common Collateral Agent in favor of the Common Collateral Agent for the ratable benefit of the Common Collateral Parties.

                  (c) Except to the extent that any lien on, security interest or other right in, or pledge or other encumbrance of the FCC License or any other Government Approval may not be legal, valid, enforceable or effective, the Borrower shall at all times ensure that (i) the Common Collateral Documents executed and delivered from time to time pursuant to this Agreement create in favor of the Common Collateral Agent, for the equal and ratable benefit of the Common Collateral Parties, legal, valid and enforceable Liens on or in all Common Collateral (or in the case of Liens on the Satellite, as are consistent with present practices of third-party creditors intending to create perfected security interests in satellites owned by U.S. persons launched from the United States); (ii) all filings, recordations, registrations and other actions necessary or desirable to perfect the Liens created or purported to be created by the Common Collateral Documents have been duly effected; (iii) each Lien created by the Common Collateral Documents constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower, as applicable, in the

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


Common Collateral, prior and superior to all Liens other than Permitted Liens arising by operation of law; and (iv) all necessary and appropriate consents to the creation and perfection of the Liens created or purported to be created by the Common Collateral Documents have been obtained.

                  SECTION 5.13. No Subsidiaries. The Borrower shall not have any Subsidiaries or equity investments in any other corporation or entity.

                  SECTION 5.14. FCC Approval. The Borrower shall take any action that the Administrative Agent may reasonably request in order to obtain from the FCC such approval (other than relief from the FCC's alien ownership restrictions) as may be necessary to enable the Administrative Agent and the Common Collateral Agent to exercise and enjoy the full rights and benefits granted to the Administrative Agent or the Common Collateral Agent by the Common Collateral Documents and each other agreement, instrument and document delivered to the Administrative Agent or the Common Collateral Agent in connection therewith. The Borrower shall, without limitation, also use diligent efforts, at the expense of the Borrower, (a) to assist the Administrative Agent or the Common Collateral Agent in obtaining approval of the FCC for any action or transaction contemplated by the Borrower's business plan included in the Information Memorandum for which such approval is or shall be required by law, and (b) upon request of the Administrative Agent or the Common Collateral Agent, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or transfer or control necessary or appropriate under the FCC's rules and regulations for approval of any sale or sales of any Collateral or any assumption by the Administrative Agent or the Common Collateral Agent of voting rights relating thereto effected in accordance with the terms of the Common Collateral Documents.

                  SECTION 5.15. Government Approvals. The Borrower shall comply with the terms of and maintain in full force and effect the FCC License, and all amendments thereto, and shall obtain, maintain and comply with the terms of all other Government Approvals which are necessary under applicable laws and regulations in connection with (a) the due execution, delivery and performance by the Borrower or any of its Subsidiaries of its obligations, and the exercise from time to time of its rights, under the Project Documents then in effect,

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



and (b) the operation of the Satellite and related equipment. No such Government Approval shall be subject to any restriction, condition, limitation or other provision that would have a Material Adverse Effect.

                  SECTION 5.16. Further Assurances.

                  (a) Each of the Borrower and the Parent Guarantor shall ensure that all written information, exhibits and reports furnished to the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agents and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

                  (b) Promptly upon written request by the Administrative Agent or the Required Banks, the Borrower shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent or such Banks may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Common Collateral Documents any of the properties, rights or interests covered by any of the Common Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Common Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Administrative Agent and Banks the rights granted or now or hereafter intended to be granted to the Banks under any Loan Document or under any other instrument executed in connection therewith.

                  SECTION 5.17. Limitation on Liens. Neither the Parent Guarantor nor the Borrower shall, nor shall it permit any members of the Parent Guarantor Group to, directly or indirectly, make, create, incur, assume or

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



suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so, other than the following ("Permitted Liens"):

                  (a) any Lien in favor of the Administrative Agent created under any Loan Document;

                  (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 5.7, provided that no Notice of Lien has been filed or recorded;

                  (c) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which do not secure Indebtedness and are not delinquent or remain payable without penalty;

                  (d) Liens (other than any Lien imposed by ERISA) on the property of any member of the Parent Guarantor Group incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;

                  (e) Liens on the property of any member of the Parent Guarantor Group securing (i) the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, and (ii) obligations on surety and appeal bonds, and (iii) other obligations of a like nature incurred in the ordinary course of business which do not secure Indebtedness, provided that all such Liens in the aggregate could not cause a Material Adverse Effect;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Parent Guarantor Group;

                  (g) Liens on any asset which is the subject of a capital lease securing Indebtedness incurred or assumed for the purpose of financing

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


all or any part of the cost of acquiring such asset, provided that (x) such Lien attaches concurrently with or within 30 days after the acquisition thereof, and
(y) the sum of the aggregate principal amount of such Indebtedness secured by such Liens shall not exceed $15,000,000;

                  (h) Liens on any Common Collateral in favor of Common Collateral Parties; provided that such Liens equally and ratably secure the Obligations on a pari passu basis, except as otherwise provided in the Common Collateral Documents;

                  (i) Liens on contract rights under subscriber equipment leases sold, pledged or otherwise transferred pursuant to any bona fide financing of such leases; and

                  (j) purchase money security interests provided for in agreements in existence on the Effective Date in favor of (A) Northern Telecom Finance Corporation and (B) Trimble Navigation Limited, in each case on property acquired by the Borrower in the ordinary course of business securing Indebtedness incurred or assumed for the purpose of financing all or part of the cost of acquiring such asset, provided that (x) such Liens attached concurrently with or within 30 days after the acquisition thereof, (y) the aggregate amount of Indebtedness secured by such Liens in favor of Northern Telecom Finance Corporation shall not exceed $7,500,000 and (z) the aggregate amount of Indebtedness secured by such Liens in favor of Trimble Navigation Limited shall not exceed $1,730,000.

                  SECTION 5.18. Disposition of Assets, Consolidations and Mergers. Neither the Parent Guarantor nor the Borrower shall, nor shall it permit any member of the Parent Guarantor Group to, directly or indirectly, (i) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of its assets, business or property (including accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or (ii) merge or consolidate with any other Person, or enter into any agreement to do any of the foregoing described in clauses (i) or (ii) except, so long as if immediately after giving effect thereto, no Default or Event of Default would exist (each of the following, a "Permitted Disposition"):

                  (a) sales, transfers, or other dispositions of inventory, or used, worn-out or surplus property, or property of no further use to the Project, all in the ordinary course of business;

                  (b) sales, transfers, or other dispositions of equipment in the ordinary course of business to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                  (c) sales, transfers, or other dispositions of communications services, capacity or equipment pursuant to the customer contracts providing for the sale of communications services, capacity or equipment in the ordinary course of business;

                  (d) sales, transfers or other dispositions pursuant to bona fide sale-leaseback financings in which the lease (i) gives rise solely to Capital Lease Obligations and (ii) is a Permitted Capital Lease; provided, however, that any such sales, transfers or other dispositions are not permitted with any assets of the communications network;

                  (e) sales, transfers, or other dispositions of assets in the ordinary course of business having a fair market value not exceeding $500,000 per item or $1,000,000 in the aggregate in any fiscal year (excluding sales, transfers and dispositions theretofore approved in accordance with the terms hereof in such fiscal year);

                  (f) sales, transfers or other dispositions of assets to Skycell to be used in connection with the sales and marketing of services of the Borrower and having a fair market value not exceeding $5,000,000 in the aggregate during the term of this Agreement;

                  (g) sales, transfers or other dispositions of contract rights under subscriber equipment leases pursuant to any bona fide financing of such leases;

                  (h) non-exclusive licenses of technology and other intangible assets;


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



                  (i) sales of mobile earth terminals and related equipment, and other inventory;

                  (j) any Subsidiary of the Borrower may merge, consolidate or combine with or into, or transfer assets to the Borrower or one or more Subsidiaries of the Borrower; provided that with respect to any such transaction involving the Borrower, the Borrower shall be the continuing or surviving corporation and if any such transaction shall be between a Subsidiary and a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving corporation;

                  (k) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise), to the Borrower or another wholly-owned Subsidiary of the Borrower; and

                  (l) the Borrower or any Subsidiary may merge, consolidate or combine with another entity if the Borrower or the Subsidiary, respectively, is the corporation surviving the merger.

                  SECTION 5.19. Principal Subsidiary Guaranties. The Parent Guarantor and the Borrower shall cause each Subsidiary which becomes a Principal Subsidiary after the date hereof to execute and deliver to the Common Collateral Agent a Principal Subsidiary Guaranty.

                  SECTION 5.20. Employee Contracts and Arrangements. Neither the Parent Guarantor nor the Borrower shall, nor shall either permit any of its Subsidiaries to, enter into any employment contracts or arrangements whose terms, including salaries, benefits and other compensation, are not normal and customary and commercially reasonable for companies of like size and circumstances.

                  SECTION 5.21. Loans and Investments. Neither the Parent Guarantor nor the Borrower shall, directly or indirectly, purchase or acquire, or permit any member of the Parent Guarantor Group to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, obligations or other securities of or any interest in, any Person, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any

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



Person including, without limitation, any Affiliates of the Borrower, except for ("Permitted Investments"):

                  (a)      investments in Cash Equivalents;

                  (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (c) extensions of credit by the Parent Guarantor or the Borrower to, and investments in, any Principal Subsidiary not exceeding $5,000,000 in the aggregate, provided that in the case of the Borrower, such extensions of credit or investments may only be to or in Principal Subsidiaries engaged solely in businesses related to the Project;

                  (d) extensions of credit by the Parent Guarantor or the Borrower to, and investments in, Joint Ventures not exceeding $5,000,000 in the aggregate at any time, provided that such extensions of credit or investments by the Borrower may only be to or in Joint Ventures engaged solely in businesses related to the Project;

                  (e) prudent extensions of credit not exceeding $500,000 in the aggregate to officers and other key employees of the Borrower to retain them in, or to induce them to enter into, the employ of the Borrower;

                  (f) equity investments by the Parent Guarantor in or capital contributions by the Parent Guarantor to a wholly-owned Subsidiary of the Parent Guarantor that is not a Subsidiary of the Borrower (such Subsidiary, the "Second Satellite Subsidiary") that (i) do not exceed $100,000,000 in the aggregate,
(ii) are used by such Subsidiary to finance the development and construction of an additional satellite used to provide mobile communications services throughout the United States and (iii) are made solely from the cash proceeds of the issuance and sale of equity securities of the Parent Guarantor or any Excess Cash Flow not required to be applied to prepayment of loans outstanding under the Term Loan Agreement pursuant to the terms thereof; and

                  (g) investments by the Parent Guarantor in the Borrower.


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



                  SECTION 5.22. Limitation on Indebtedness. Neither the Parent Guarantor nor the Borrower shall, nor shall either permit any member of the Parent Guarantor Group to, create, incur, assume, guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except for:

                  (a) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Parent Guarantor's, the Borrower's or the Subsidiary's business, as the case may be, in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                  (b) Indebtedness represented by Rate Contracts;

                  (c) income taxes payable and deferred taxes;

                  (d) accrued expenses and deferred income;

                  (e) Vendor Debt;

                  (f) Indebtedness under Permitted Capital Leases;

                  (g) Indebtedness under the Term Loan Agreement;

                  (h) Contingent Obligations incurred in connection with any lease financing of mobile communications terminals, not exceeding $5,000,000 in the aggregate in principal amount;

                  (i) prior to the initial Borrowing, Indebtedness under Bridge Notes and the Interim Notes; and

                  (j) Indebtedness under the Financial Management Account Line of Credit of the Borrower payable to the order of Wachovia Bank of North Carolina, N.A., in an aggregate principal amount at any time not exceeding $2,500,000.

                  SECTION 5.23. Transactions with Affiliates. Neither the Parent Guarantor nor the Borrower shall, nor shall either permit any member of the Parent Guarantor Group to enter into any transaction with any Affiliate of such Person except as contemplated by this Agreement or in the ordinary course of business and pursuant to the reasonable requirements of the business of such

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



Person and upon fair and reasonable terms no less favorable to such Person than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Person. Notwithstanding the foregoing, the Borrower shall be permitted to enter into and perform the transactions contemplated by (a) the Commission Sales Agency Agreement dated July 1, 1995, between the Borrower and Skycell, as amended to the date hereof, (b) the Intercorporate Services Agreement dated July 1, 1995, between the Borrower and Skycell, as amended to the date hereof, (c) the Commission Agreement dated July 1, 1995, between the Borrower and Sales Co., as amended to the date hereof, (d) the Guaranty Issuance Agreement and the warrants issued pursuant thereto, (e) the Standstill Agreement among the Parent Guarantor, the Borrower, Hughes and Hughes Communications Satellite Services, Inc., dated as of June 28, 1996, (f) the Registration Rights Agreement dated as of June 28, 1996, among the Parent Guarantor, Hughes, ST and Baron Capital, (g) the Securities Purchase Agreement dated as of January 19, 1996, among the Borrower, the Parent Guarantor, the Purchasers listed on the signature pages thereof and the Toronto-Dominion Bank, as Payment Agent for such Purchasers, and the warrants issued pursuant thereto and (h) the Registration Rights Agreement dated as of January 19, 1996, among the Parent Guarantor and the other persons listed on the signature pages thereof.

                  SECTION 5.24. Compliance with ERISA. Neither the Parent Guarantor nor the Borrower shall directly or indirectly, and neither the Parent Guarantor nor the Borrower shall permit any member of the Controlled Group directly or indirectly (i) to terminate, any Qualified Plan subject to Title IV of ERISA, so as to result in any material (in the opinion of the Required Banks) liability to the Borrower or any member of the Controlled Group, (ii) to permit to exist any ERISA Event, which presents the risk of a material (in the opinion of the Required Banks) liability of any member of the Controlled Group, or (iii) to make a complete or partial withdrawal (within the meaning of ERISA Section
4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Required Banks) liability to any member of the Controlled Group or (iv) permit the present value of all nonforfeitable accrued benefits under each Qualified Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Qualified Plan) materially (in the opinion of the Required Banks) to exceed the fair market value of Qualified Plan assets allocable to

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




such benefits, all determined as of the most recent valuation date for each such Qualified Plan.

                  SECTION 5.25. Project Documents. Neither the Parent Guarantor nor the Borrower shall, nor shall it permit any of its Subsidiaries to, modify or amend any of the Project Documents in any respect, or waive any provision or condition contained therein, except with the express written consent of the Required Banks.

                  SECTION 5.26. Lease Obligations.  Neither the Parent
Guarantor nor the Borrower shall, nor shall it permit any member of the Parent Guarantor Group to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for

                  (a) leases in existence on the Effective Date and any renewal, extension or refinancing thereof;

                  (b) after the Effective Date, any leases (other than capital leases) entered into in the ordinary course of business; and

                  (c) after the Effective Date, capital leases other than those permitted under clause (a) of this Section 5.26 to finance the acquisition of equipment, provided that the aggregate annual rental payments for all such capital leases, together with the aggregate principal amount of Indebtedness secured by Liens permitted under Section 5.17(g), shall not exceed $15,000,000.

                  SECTION 5.27. Restricted Payments. Neither the Parent Guarantor nor the Borrower shall declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or purchase, redeem or otherwise acquire for value (or permit any member of the Parent Guarantor Group to do so) any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, provided that:

                  (x) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may distribute to the Parent Guarantor Excess Cash Flow not required to be applied to prepayment of the loans outstanding under the Term Loan Agreement pursuant to the terms thereof, solely for the purpose of enabling the Parent Guarantor to make the Investments and capital

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



         contributions permitted by Section 5.21(f);


                  (y) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Sales Co. may make distributions to the Parent Guarantor, provided that the Parent Guarantor promptly contributes any assets so distributed to the Borrower; and

                  (z) the Parent Guarantor may exchange Common Stock for Bridge Notes in accordance with the terms of the Bridge Agreement.

                  SECTION 5.28. Leverage Ratio. The Leverage Ratio as of the last day of any fiscal quarter ending during a period set forth below will not exceed the ratio set forth opposite such period below:

Period                                                         Ratio

June 30, 1998 through September 29, 1998                       14.5 to 1
September 30, 1998 through December 30, 1998                    7.5 to 1
December 31, 1998 through March 30, 1999                        5.0 to 1
Thereafter                                                      3.0 to 1

                  SECTION 5.29. Balance Sheet Leverage Ratio. The ratio of (i) Indebtedness of the Parent Guarantor Group to (ii) Consolidated Tangible Net Worth will at no time during any of the periods set forth below exceed the ratio set forth opposite such period below:

Period                                                          Ratio

June 30, 1997 through September 29, 1997                         1.50 to 1
September 30, 1997 through December 30, 1997                     1.75 to 1
December 31, 1997 through March 30, 1998                         2.00 to 1
March 31, 1998 through September 29, 1998                        2.40 to 1
September 30, 1998 through December 30, 1998                     2.10 to 1
December 31, 1998 through March 30, 1999                         1.75 to 1
March 31, 1999 through June 29, 1999                             1.30 to 1
June 30, 1999 through September 29, 1999                         1.00 to 1
Thereafter                                                       0.50 to 1


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



                  SECTION 5.30. Indebtedness Per Subscriber. Indebtedness of the Parent Guarantor Group divided by the number of Subscribers will at no time during any of the periods set forth below exceed the amount set forth opposite such period:
                                                                 Maximum
                                                                 Indebtedness
Period                                                           per Subscriber

June 30, 1997 through September 29, 1997                          $4,300
September 30, 1997 through December 30, 1997                       3,500
December 31, 1997 through March 30, 1998                           3,100
March 31, 1998 through June 29, 1998                               2,600
June 30, 1998 through September 29, 1998                           2,000
September 30, 1998 through December 30, 1998                       1,700
December 31, 1998 through March 30, 1999                           1,400
Thereafter                                                         1,000

                  SECTION 5.31. Minimum Performance. The number of Subscribers as of the last day of any three month period specified below and Net Revenue for any three month period specified below shall not be less than the number or amount, respectively, set forth opposite such three month period below:

         Three Months                                Minimum         Minimum Net
         Ending                                      Subscribers     Revenue

         June 30, 1997                                38,000         $14,000,000
         September 30, 1997                           50,000          18,000,000
         December 31, 1997                            60,000          22,000,000
         March 31, 1998                               80,000          28,000,000
         June 30, 1998                                95,000          35,000,000
         September 30, 1998                          110,000          42,000,000
         December 31, 1998                           130,000          50,000,000

                  SECTION 5.32. Interest Coverage. The Interest Coverage Ratio as of the last day of any fiscal quarter ending during a period specified below will not be less than the ratio set forth opposite such period below:

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




Period                                                             Minimum Ratio
September 30, 1998 through December 30, 1998                          1.75 to 1
December 31, 1998 through March 30, 1999                              3.0 to 1
March 31, 1999 through June 29, 1999                                  4.0 to 1
Thereafter                                                            5.0 to 1


                  SECTION  5.33.  Capital  Expenditures.  The  Borrower  and the
Parent Guarantor will not, and will not permit any member of the Parent Guarantor Group to, make any Consolidated Capital Expenditures other than for the purchase of (i) assets in furtherance of its mobile communications and other related businesses, including the Project, (ii) fixed assets and capital equipment which are expressly contemplated by and budgeted for under the capital expenditures budget then in effect, (iii) such other assets which would increase the value, economic or operational efficiency of the Project and which would not reasonably be expected to have a Material Adverse Effect and (iv) assets in the ordinary course of business reasonably required in connection with the maintenance, marketing or operation of the Project; provided that the aggregate of all Capital Expenditures by the Parent Guarantor Group in each of 1997 and 1998 shall in no event exceed $40,000,000.

                  SECTION 5.34.  Change in Structure.  Except as permitted under
Section 5.18, neither the Parent Guarantor nor the Borrower will, nor will the Parent Guarantor permit any of its Principal Subsidiaries or the Second Satellite Subsidiary to, nor the Borrower permit any of its Subsidiaries to, make any changes in its capital structure (including, without limitation, in the terms of its outstanding stock) or amend its certificate of incorporation or by-laws if, as a result, there would be a reasonable likelihood of a Material Adverse Effect.

                  SECTION 5.35. Accounting Changes. Neither the Borrower nor the Parent Guarantor will, nor will permit any member of the Parent Guarantor Group to, make any significant change in accounting treatment and reporting practices, except as required by GAAP, orchange the fiscal year of the Parent Guarantor or any of its Subsidiaries.

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




                  SECTION 5.36. Rate Contracts. Within 180 days after the Release Date the Borrower will enter into or obtain, and thereafter maintain in full force and effect, Rate Contracts in all respects reasonably satisfactory to the Agents as to the extent required to effectively fix for two years the interest cost on at least 50% of the aggregate amount of Indebtedness of the Borrower at a rate not to exceed the sum of 2% plus the rate in effect for United States Treasury securities with a maturity of two years on the date such Rate Contracts are entered into.


                                    ARTICLE 6

                                                 DEFAULTS

                  SECTION 6.1. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower, the Parent Guarantor or any Principal Subsidiary (other than the Borrower) shall fail to pay any principal of any Loan when due or any interest, any fees or any other amount payable hereunder within two Business Days of the date when due;

                  (b) the Borrower or the Parent Guarantor shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.1 through 5.5, 5.7 through 5.10, 5.14 and 5.15; provided that the failure to observe or perform the covenants contained in Sections 5.28 through 5.32 and the proviso to Section 5.33 prior to the Release Date shall not constitute an Event of Default unless a Guarantor Event shall have occurred;

                  (c) the Borrower or the Parent Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 20 days after notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank;

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



                  (d) any representation, warranty, certification or statement made by the Borrower or the Parent Guarantor in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) the Parent Guarantor or any Subsidiary shall fail to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal and face amount of more than $5,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period or notice period, if any, specified in the document relating thereto;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness or Contingent Obligation of the Parent Guarantor or any Subsidiary of the Parent Guarantor having an aggregate principal or face amount of more than $5,000,000 or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Indebtedness or Contingent Obligation or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) the Parent Guarantor or any Principal Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;


                  (h) an involuntary case or other proceeding shall be commenced against the Parent Guarantor or any Principal Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Parent Guarantor or any Principal Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                  (i) (1) any member of the Controlled Group shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan; (2) any member of the Controlled Group shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; (3) in the case of an ERISA Event involving the withdrawal from a Plan of a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Plan's Unfunded Pension Liabilities is more than $5,000,000 or 10% of its net worth, if greater; (4) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer has incurred a withdrawal liability in an aggregate amount exceeding $5,000,000 or 10% of its net worth, if greater; (5) in the case of an ERISA Event not described in clause (3) or (4), the Unfunded Pension Liabilities of the relevant Plan or Plans exceed $5,000,000 or 10% of its net worth, if greater;
         (6) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification, and the loss can reasonably be expected to impose on any member of the Controlled Group liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount of $5,000,000 or 10% of its net worth, if greater or more; (7) the commencement or increase of contributions to, the adoption of, or the amendment of a Plan by, any member of the Controlled Group shall result in a net increase in unfunded liabilities to the Borrower or an ERISA Affiliate in excess of $5,000,000 or 10% of net worth, if greater; or (8) the occurrence of any combination of events listed in clauses (3) through (7) that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $5,000,000 or 10% of its net worth, if greater;

                  (j) one or more final judgments, orders or decrees shall be entered against the Parent Guarantor or any member of the Parent
         Guarantor Group involving in the aggregate a liability (not fully covered by insurance and as to which the insurer has not acknowledged liability) more than an amount equal to the greater of (i) $5,000,000 and (ii) 10% of the Parent Guarantor's net worth, and the same shall remain unvacated, undischarged, unstayed or unbonded pending appeal for a period of 60 days after the entry thereof; or

                  (k) any non-monetary judgment, order or decree shall be rendered against the Parent Guarantor or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, and enforcement proceedings shall have been commenced by any Person upon such judgment or order which shall remain unstayed for any period of 10 consecutive days or more; or

                  (l) (i) any provision of any Common Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Parent Guarantor, the Borrower or any of its Subsidiaries, if the effect thereof may materially deprive the Banks and the Agents of the benefits of the Common Collateral covered thereby, or the Parent Guarantor or any of its Subsidiaries shall so state in writing or bring an action to limit its obligations or liabilities thereunder; (ii) the Common Collateral Documents shall for any reason (other than pursuant to, or contemplated by, the terms thereof) cease to create a valid security interest in the Common Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and (except for Permitted Liens arising by operation of law) first priority security interest; iii) any of the outstanding Obligations of the Borrower hereunder shall not be Secured Obligations (as defined in the Intercreditor Agreement); or (iv) there shall occur an Event of Loss which, together with all other Events of Loss since the Effective Date, results in a reduction in the value (as determined in the reasonable opinion of the Required Banks) of the Common Collateral of $2,500,000 net of any cash proceeds received by the Borrower in respect of such Event or Events of Loss;

                  (m) the FCC or any other Governmental Authority shall revoke or fail to renew the FCC License or any other material license, permit or franchise of the Parent Guarantor or any of its Subsidiaries relating to the Project; the Borrower shall for any reason lose the FCC License or any other material license, permit or franchise relating to the Project; or the Borrower shall suffer the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to the FCC License or any other material license, permit or franchise relating to the Project;

                  (n) there shall occur and be continuing a Material Adverse Effect;

                  (o) The Borrower shall breach or default under any Rate Contract to which any Bank is a party, if the effect of such breach or default is to allow the Bank to proceed against, or otherwise realize from, the Borrower or any Common Collateral to satisfy any claim of the Bank against the Borrower in respect of such Rate Contract;

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



                  (p) any provision of Article 9 of this Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect;

                  (q) there shall occur a Change in Control;

                  (r)  prior to the  Release  Date,  any  Shareholder  Guarantor
         (other than Baron Capital) shall fail to make any payment (i) in respect of any Indebtedness or Contingent Obligation having an aggregate principal or face amount of more than $50,000,000 or (ii) under its Shareholder Guaranty when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period or notice period, if any, specified in the document relating thereto;

                  (s) prior to the Release Date, any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness of Contingent Obligation of any Shareholder Guarantor (other than Baron Capital) having an aggregate principal or face amount of more than $50,000,000 or enables the holder of such Indebtedness or Contingent Obligation or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (t) prior to the Release Date, any Shareholder Guaranty or the Baron Capital Letter of Credit shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect prior to the Release Date; or

                  (u) prior to the Release Date, the Shareholder Guarantors shall have failed to purchase all of the rights and obligations of each Bank under this Agreement and the Notes pursuant to Section 1(e) of the Shareholder Guaranties and Section 10.6(e) of this Agreement within five Business Days of the occurrence of a Guarantor Event;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by

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



notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans
(together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause 6.1(g) or 6.1(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  SECTION 6.2. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                    ARTICLE 7

                                   THE AGENTS

                  SECTION 7.1. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                  SECTION 7.2. Agents and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent, and each of Toronto Dominion (Texas), Inc. and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Parent

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

Guarantor or any Subsidiary or affiliate of the Parent Guarantor as if it were not an Agent.

                  SECTION 7.3. Action by Agents. The obligations of the Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agents shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

                  SECTION 7.4. Consultation with Experts. Either Agent may consult with legal counsel (who may be counsel for the Borrower or the Parent Guarantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 7.5. Liability of Agents. No Agent or any of its affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. No Agent or any of its affiliates or any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower or the Parent Guarantor;
(iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Documentation Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

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



                  SECTION 7.6. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify each Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower or the Parent Guarantor) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee' gross negligence or willful misconduct) that such indemnitee may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitee hereunder.

                  SECTION 7.7. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                  SECTION 7.8. Successor Agent. Either Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

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                  SECTION 7.9.  Agents' Fees.  The Borrower shall pay to each
Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and such Agent.


                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

                  SECTION 8.1. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan:

                  (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such Interest Period, or

                  (b) Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Euro-Dollar Borrowing for which a Notice of Borrowing

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




has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing. The Administrative Agent shall notify the Borrower as soon as reasonably possible upon learning that the circumstances giving rise to such suspension no longer exist.

                  SECTION 8.2. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day. Each Bank shall notify the Administrative Agent and the Borrower as soon as reasonably possible after the circumstances giving rise to any suspension by such Bank described in this Section 8.2 no longer exist.

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


                  SECTION 8.3. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting its Euro- Dollar Loans, its Note or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, however, that in the case of an increase referred to above resulting from the published interpretation by a governmental authority, such Bank shall be entitled to make demand on the Borrower in respect thereof only within 180 days of the publication of such interpretation.

                  (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority,

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



central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less), has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction; provided, however, that in the case of an increase referred to above resulting from the published interpretation by a governmental authority, such Bank shall be entitled to make demand on the Borrower in respect thereof only within 180 days of the publication of such interpretation.

                  (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Each Bank will notify the Administrative Agent and the Borrower as soon as reasonably possible after any circumstance entitling such Bank to compensation pursuant to this
Section 8.3(c) no longer exists.

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



                  SECTION 8.4. Taxes. (a) For the purposes of this Section 8.4(a), the following terms have the following meanings:

                  "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower or the Parent Guarantor, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding
(i) in the case of each Bank and Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

                  "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

                  (b) Any and all payments by the Borrower or the Parent Guarantor to or for the account of any Bank or Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower or the Parent Guarantor shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Parent Guarantor, as the case may be, shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower or the

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



Parent Guarantor, as the case may be, shall furnish to the Administrative Agent, at its address referred to in Section 10.1, the original or a certified copy of a receipt evidencing payment thereof.

                  (c) The Borrower agrees to indemnify each Bank and Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or Agent (as the case may be) and any liability (including penalties, interest and expenses, other than those resulting from any act or failure to act by such Bank) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or Agent (as the case may be) makes demand therefor.

                  (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

                  (e) For any period with respect to which a Bank has failed to provide the Borrower or the Administrative Agent with the appropriate form pursuant to Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to

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



indemnification under Section 8.4(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

                  (f) If the Borrower or the Parent Guarantor is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

                  SECTION  8.5.  Base  Rate  Loans   Substituted   for  Affected
Euro-Dollar Loans. If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section
8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

                  (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

                  (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

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


If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.


                                    ARTICLE 9

                                 PARENT GUARANTY

                  SECTION 9.1. The Parent Guaranty. The Parent Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement. Upon failure by the Borrower to pay punctually any such amount, the Parent Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

                  SECTION 9.2. Guaranty Unconditional. The obligations of the Parent Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under this Agreement or any Note, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to this Agreement or any Note;

                  (iii) any release, impairment, non-perfection or invalidity of anydirect or indirect security for any obligation of the Borrower under this Agreement or any Note;


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


                  (iv) any change in the corporate existence, structure or of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in this Agreement or any Note;

                  (v) the existence of any claim, set-off or other rights which the Parent Guarantor may have at any time against the Borrower, either Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Borrower for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement; or

                  (vii) any other act or omission to act or delay of any kind by the Borrower, either Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Parent Guarantor's obligations hereunder.

                  SECTION 9.3. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Parent Guarantor's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under this Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Parent Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such

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



payment had been due but not made at such time.

                  SECTION 9.4. Waiver by the Parent Guarantor. The Parent Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

                  SECTION 9.5. Subrogation. Until such time as all principal of and interest on each Note issued by the Borrower pursuant to this Agreement and all other amounts payable by the Borrower under this Agreement have indefeasibly been paid in full, the Parent Guarantor shall not asset any rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

                  SECTION 9.6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any
Note is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Parent Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the requisite proportion of the Banks specified in Article 6 of the Agreement.


                                   ARTICLE 10

                                  MISCELLANEOUS

                  SECTION 10.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party:
(a) in the case of the Borrower,  the Parent  Guarantor or either Agent, at its

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



address or facsimile number set forth on the signature pages hereof, (b) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agents and the Borrower. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

                  SECTION 10.2. No Waivers. No failure or delay by either Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 10.3. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agents, including reasonable fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Agent and Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

                  (b) The Borrower agrees to indemnify each Agent and Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                  SECTION 10.4. Sharing of Set-Offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower or the Parent Guarantor other than its indebtedness hereunder. Each of the Borrower and the Parent Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation

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



were a direct creditor of the Borrower or the Parent Guarantor in the amount of such participation.

                  SECTION 10.5. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of an Agent are affected thereby, by such Agent); provided that (A) no such amendment or waiver shall, unless signed by the
- --------
Required Release Banks, amend the definition of Release Date and (B) no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan, or any fees hereunder,
(iii) postpone the date fixed for any payment of principal of or interest on any Loan, or any fees hereunder or for any scheduled reduction or termination of any Commitment, (iv) release the Parent Guarantor from its obligations hereunder,
(v) release all or substantially all of the Collateral, or (vi) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

                  SECTION 10.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

                  (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause
(B)(i), (B)(ii), (B)(iii), (B)(iv) or (B)(v) of Section 10.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of
Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                  (c) Any Bank may at any time, upon five Business Days' written notice to each of the Agents, assign to one or more Eligible Assignees all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Eligible Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto executed by such Eligible Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Administrative Agent, which consent shall in each case not be unreasonably withheld; provided that if an Eligible Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required. Upon execution and delivery of such instrument and payment by such Eligible Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Eligible Assignee, such Eligible Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Eligible Assignee, and the transferor Bank shall provide prompt written notice of such assignment to the Documentation Agent. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Eligible Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

                  (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                  (e) No Eligible Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section
8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  (f) At any time after the occurrence of a Guarantor Event, each Bank shall, upon receipt from a Shareholder Guarantor of an amount equal to its pro rata portion of all Obligations to such Bank (the "Transfer Payment"), assign to such Shareholder Guarantor a proportionate part (based on the portion of the Transfer Payment owing to such Bank paid by such Shareholder Guarantor) of its rights and obligations under this Agreement and the Notes in accordance with paragraph (c) of this Section 10.6; provided that (i) the consent of the Borrower and the Administrative Agent shall not be required for such assignment and (ii) no such assignment shall be effective until each Bank has received its Transfer Payment from the applicable Shareholder Guarantor.

                  SECTION 10.7. Collateral. Each of the Banks represents to the Agents and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

                  SECTION 10.8. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the Borrower and the Parent Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Borrower and the Parent Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  SECTION 10.9. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Documentation Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

                  SECTION 10.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE PARENT GUARANTOR, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 10.11. Confidentiality. Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Parent Guarantor or any of its Subsidiaries by the Agents on the Parent Guarantor's or such Subsidiary's behalf in connection with this Agreement or any Common Collateral Document and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Parent Guarantor or the Borrower, provided that such source is not bound by a confidentiality agreement with the Parent Guarantor or the Borrower known to the Bank; provided, further, that any Bank may disclose such information (A) to any other Bank or to the Agents, (B) at the request of any Bank regulatory authority or in connection with an examination of such Bank by any such authority; (C) pursuant to subpoena or other court process; (D) when required to do so in accordance with the provisions of any applicable law; (E) at the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Bank conducts its business; and (F) to such Bank's independent auditors and legal counsel. Notwithstanding the foregoing, the Company authorizes each Bank to disclose to any Participant or Eligible Assignee (each, a "Transferee") and any prospective Transferee such financial and other information in such Bank's possession concerning the Parent Guarantor or any of its Subsidiaries which has been delivered to the Banks pursuant to this Agreement or which has been delivered to the Banks by the Parent Guarantor or any of its Subsidiaries in
connection with the Banks' credit evaluation of the Parent Guarantor and its Subsidiaries prior to entering into this Agreement; provided that such Transferee agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                                     AMSC SUBSIDIARY CORPORATION


                                       By
                                                       -------------------------

                                      Name:
                                     Title:
                                                       Address:
                                     Telex:
                                   Facsimile:


                                           AMERICAN MOBILE SATELLITE CORPORATION


                                       By
                                                       -------------------------
                                      Name:
                                     Title:
                                                       Address:
                                     Telex:
                                   Facsimile:

Commitment


$37,500,000                                       TORONTO DOMINION (TEXAS), INC.


                                       By
                                                       -------------------------
                                      Name:
                                     Title:





$37,500,000                                       MORGAN GUARANTY TRUST COMPANY
                                                       OF NEW YORK


                                       By
                                                       -------------------------
                                      Name:
                                     Title:


Total Commitments
$75,000,000

                                                   MORGAN GUARANTY TRUST COMPANY
                                                   OF NEW YORK, as Documentation
                                      Agent


                                       By
                                                       -------------------------
                                      Name:
                                     Title:
                                                       Address:
                                     Telex:
                                   Facsimile:



                                                 TORONTO DOMINION (TEXAS), INC.,
                                                     as Administrative Agent


                                       By
                                                       -------------------------
                                      Name:
                                     Title:
                                                       Address:
                                     Telex:
                                   Facsimile:

                   PRICING SCHEDULE PRIOR TO THE RELEASE DATE

                   Each of "Euro-Dollar Margin" and "Base Rate Margin" means, for any date prior to the Release Date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:


                                     Level      Level      Level     Level
                                       I         II        III       IV
Euro-Dollar                          0.25%      0.35%      0.45%     0.75%
Margin
Base Rate                            0%         0%         0%        0%
 Margin
- -----------------------------------  ------     ------     ------    ------

                  For purposes of this Schedule, the following terms have the following meanings:

                  "Hughes Change in Control" means General Motors Corporation shall have beneficial ownership of less than 51% of the outstanding capital stock of Hughes.

                  "Level I Pricing" applies (x) prior to the occurrence of a Hughes Change of Control or (y) upon or after the occurrence of a Hughes Change in Control if, as of such date, the Moody's Rating of Hughes is A3 or higher and the S&P Rating of Hughes is A- or higher.

                  "Level II Pricing" applies at any date upon or after the occurrence of a Hughes Change in Control if, as of such date, (i) the Moody's Rating of Hughes is Baa2 or higher and the S&P Rating of Hughes is BBB or higher and (ii) Level I Pricing does not apply.

                  "Level III Pricing" applies at any date upon or after the occurrence of a Hughes Change in Control if, as of such date, (i) the Moody's Rating of Hughes is Baa3 and the S&P Rating of Hughes is BBB- and (ii) neither Level I nor Level II Pricing applies.

                  "Level IV Pricing" applies at any date upon or after the occurrence of a Hughes Change in Control if, as of such date, no other Pricing Level applies.

                  "Leveraged Lease Obligation" means the non-recourse obligation of a trust or special purpose corporation to repay notes issued by it to loan participants, which notes are issued to finance in part the purchase price of equipment and secured by such equipment and by the lease of such equipment to a lessee, where Hughes has guaranteed the financial obligations of the lessee under the lease to the holders of the notes.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Moody's Rating" means, for any day, (i) if Hughes shall have outstanding any publicly traded secured debt that is rated by Moody's, the highest rating of any such debt by Moody's, (ii) if clause (i) does not apply and there shall be outstanding any Leveraged Lease Obligations that are rated by Moody's, the highest rating of any such obligations by Moody's and (iii) if neither clause (i) nor clause (ii) applies, the deemed rating of the Notes by Moody's, in each case as in effect at 9:00 a.m., New York City time, on such day. If Moody's shall have changed its system of classifications after the date hereof, the Moody's Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

                  "Pricing Level" refers to the determination of which of Level I, Level II, Level III or Level IV applies at any date.

                  "S&P" means Standard & Poor's Rating Service.

                  "S&P Rating" means, for any day, (i) if Hughes shall have outstanding any publicly traded secured debt that is rated by S&P, the highest rating of any such debt by S&P, (ii) if clause (i) does not apply and there shall be outstanding any Leveraged Lease Obligations that are rated by S&P, the highest rating of any such obligations by S&P and (iii) if neither clause (i) nor clause (ii) applies, the deemed rating of the Notes by S&P, in each case as in effect at 9:00 a.m., New York City time, on such day. If S&P shall have changed its system of classifications after the date hereof, the S&P Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

                  PRICING SCHEDULE ON OR AFTER THE RELEASE DATE

                   Each of "Euro-Dollar Margin" and "Base Rate Margin" means, for any date on or after the Release Date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:



                         Level     Level     Level    Level    Level    Level
                           I         II       III      IV        V        VI
Euro-Dollar              1.25%      1.5%     1.75%    2.00%    2.50%    2.875%
Margin
Base Rate                0.25%      0.5%     0.75%    1.00%    1.50%    1.875%
 Margin
- --------------------     -----     -----     -----    -----    -----    ------

                  For purposes of this Schedule, the following terms have the following meanings:

                  "Level I Pricing" applies at any date if, as of such date, the Leverage Ratio is less than or equal to 2.0 to 1.

                  "Level II  Pricing"  applies  at any date if, as of such date,
(i) the Leverage Ratio is less than or equal to 2.5 to 1 and (ii) Level I Pricing does not apply.

                  "Level III  Pricing"  applies at any date if, as of such date,
(i) the Leverage Ratio is less than or equal to 3.0 to 1 and (ii) neither Level I Pricing nor Level II Pricing applies.

                  "Level IV  Pricing"  applies  at any date if, as of such date,
(i) the Leverage Ratio is less than or equal to 3.5 to 1 and (ii) none of Level I Pricing, Level II Pricing and Level III Pricing applies.

                  "Level V Pricing" applies at any date if, as of such date, (i) the Leverage Ratio is less than or equal to 4.0 to 1 and (ii) none of Level I Pricing, Level II Pricing, Level III Pricing and Level IV Pricing applies.

                  "Level VI Pricing" applies at any date if, as of such date, no other Pricing Level applies.

                  "Leverage Ratio" means as of any date after the Release Date the Leverage Ratio set forth in the most recent certificate delivered pursuant to Section 5.2(c); provided that unless the Required Banks otherwise agree, if the Borrower has failed to deliver the financial statements and accompanying certificates most recently required to have been delivered within the time periods specified therefor in Section 5.1, Level VI Pricing shall apply until the next date on which financial statements and accompanying certificates are timely delivered.

                  "Pricing Level" refers to the determination of which of Level I, Level II, Level III, Level IV, Level V or Level VI applies at any date.

                              RELEASE DATE SCHEDULE


                  The performance tests referred to in the definition of "Release Date" will be met when the number of Subscribers as of the last day of two consecutive three month periods specified below and Net Revenue for such periods shall not be less than the number or amount, respectively, set forth opposite such periods below and Indebtedness of the Parent Guarantor Group divided by the number of Subscribers shall at no time during such periods have exceeded the amount set forth opposite such periods.


                                     Maximum
                                                       Indebtedness
                        Minimum         Minimum Net    per
Three Months Ending     Subscribers     Revenue        Subscriber
- -------------------     -----------     -----------    ------------
March 31, 1997            35,000        $12,500,000       $4,800
June 30, 1997             46,000         $6,500,000       $3,800
September 30, 1997        58,000        $21,000,000       $3,000
December 31, 1997         70,000        $26,000,000       $2,600
====================    ============    ===========    =============

                                EXHIBIT A - Note



                                      NOTE



                               New York, New York
                                           , 199
                              ---------  --     -




                  For value received, AMSC Subsidiary Corporation, a Delaware corporation dually incorporated as a Virginia public service corporation (the "Borrower"), promises to pay to the order of (the
                                                    ----------------------
"Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Toronto- Dominion Bank, 31 West 52nd Street, New York, New York.

                  All Loans made by the Bank, the respective types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                  This note is one of the Notes referred to in the Credit Agreement dated as of June 28, 1996 among AMSC Subsidiary Corporation, American Mobile Satellite Corporation, the banks party thereto, Morgan Guaranty Trust

Company of New York, as Documentation Agent and Toronto Dominion (Texas), Inc. as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                  The payment in full of the principal and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by American Mobile Satellite Corporation.


                                                     AMSC SUBSIDIARY CORPORATION



                                       By:
                                                     ---------------------------
                                      Name:
                                     Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


- --------------------------------------------------------------------------

                Amount      Type      Amount of
                  of         of       Principal     Notation
        Date     Loan       Loan       Repaid       Made By
- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

- --------------------------------------------------------------------------

                EXHIBIT B-1 - Opinion of Counsel for the Borrower
                            and the Parent Guarantor




                                   OPINION OF
                COUNSEL FOR THE BORROWER AND THE PARENT GUARANTOR


                                                              June 28,  1996


To the Banks, Shareholder Guarantors and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                  I am Vice President, Secretary and General Counsel of AMSC Subsidiary Corporation, a Delaware corporation dually incorporated as a Virginia public service corporation (the "Borrower"), and American Mobile Satellite corporation, a Delaware Corporation (the "Parent Guarantor"). In such capacity I have become familiar with the following agreements, each of which is dated of even date herewith: (i) the $150,000,000 Credit Agreement (the "Credit Agreement") among the Borrower, the Parent Guarantor, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Documentation Agent and Toronto Dominion (Texas), Inc., as Administrative Agent and (ii) the $75,000,000 Credit Agreement (the "Revolving Credit Agreement") among the Borrower, the Parent Guarantor, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Documentation Agent and Toronto Dominion (Texas), Inc. as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement, the Revolving Credit Agreement or the Intercreditor Agreement ("the Intercreditor Agreement"), the Security Agreement (the "Security Agreement"), the Amended and Restated Continuing Guaranty dated as of March 15, 1995, between the Borrower and the Common Collateral Agent (the "Continuing Guaranty") or the Parent Pledge Agreement (the "Parent Pledge Agreement") referred to in the definition of "Common Collateral" in the Credit Agreement, as the case may be and as the context may require. This opinion is being rendered to you pursuant to Section 3.1(a) of the Credit Agreement and Section 3.1(a) of the Revolving Credit Agreement.

                  In rendering this opinion, I have examined originals or copies of:

                  (i)  the Credit Agreement and the Revolving Credit
         Agreement;

                  (ii)  the Intercreditor Agreement, the Security
         Agreement, the Parent Pledge Agreement and the Continuing
         Guaranty;

                  (iii)  the   financing   statements  on  Form  UCC-1  and  the
         amendments to financing statements of Form UCC-3 attached hereto as Exhibits A and B (the "Financing Statements");

                  (iv) the Security Agreement dated as of August 31, 1992, between the Borrower and Bank of America National Trust and Savings Association, as agent, and the Security Agreement dated as of February 2, 1993, between the Borrower and Westinghouse Electric Corporation ("Westinghouse") (the "Original Security Agreements");

                  (v) the certificates of incorporation, as amended, of the Borrower and of the Parent Guarantor;

                  (vi) the bylaws, as amended, of the Borrower and of the Parent Guarantor;

                  (vii) the Certificates of Good Standing with respect to the Borrower and the Parent Guarantor issued by the Secretary of State of the State of Delaware dated June 18 and 19, 1996 respectively;

                  (viii) the Certificate of Good Standing with respect to the Borrower issued by the State Corporation Commission of the Commonwealth of Virginia dated June 19, 1996;

                  (ix) the Certificate of Good Standing as a Foreign Corporation with respect to the Parent Guarantor issued by the State Corporation Commission of the Commonwealth of Virginia dated June 19, 1996;

                  (x) certain resolutions adopted by the Board of Directors of the Borrower at a meeting of the Board held on June 27, 1996; and

                  (xi) certain resolutions adopted by the Board of Directors of Parent Guarantor at a meeting of the Board held on June 27, 1996;

upon all of which I have relied. I have not independently verified any factual matters in connection with or apart from my review of the documents referred to above and, accordingly, I do not express any opinion as to matters that might have been disclosed by independent verification.

                  In arriving at the opinions expressed below, I have assumed, and not verified, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as copies, as well as the due and valid authorization, execution and delivery of all such documents by the appropriate party or parties (other than the due and valid authorization, execution and delivery by the Borrower and the Parent Guarantor), and that each such party other than the Borrower or the Parent Guarantor, as applicable, has adequate power, authority and legal right to enter into such documents to which it is a party and to perform its obligations under such documents to which it is a party.

                  Based solely upon the foregoing and in reliance thereon, and subject to the qualifications, limitations and assumptions set forth herein, it is my opinion that:

                  1. Each of the Borrower and the Parent Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and, in the case of the Borrower, under the laws of Virginia, has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business require such qualification except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect.

                  2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Revolving Credit Agreement, the Notes, the Notice of Amount of Secured Obligations and the Notice of New Secured Party and by the Parent Guarantor of the Credit Agreement, the Revolving Credit Agreement and the Notice of New Secured Party are within the corporate powers of the Borrower or Parent Guarantor, as relevant, have been duly authorized by all necessary corporate action and do not and will not: (a) contravene the terms of such Person's certificate of incorporation, bylaws or other organization documents;
(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party (other than Liens under the Common Collateral Documents); or (c) violate any Requirement of Law.

                  3. The Credit Agreement, the Revolving Credit Agreement and each other Loan Document to which the Parent Guarantor or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms.

                  4. Except as set forth in Section 4.5 of the Disclosure Schedule and for matters arising after the Effective Date which could not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, proceedings, claims or disputes pending, or to the best of our knowledge, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against the Parent Guarantor or any of its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to the Credit Agreement, the Revolving Credit Agreement or any Loan Document, or any of the transactions contemplated thereby; or (b) if determined adversely to the Parent Guarantor or any of its Subsidiaries, could have a Material Adverse

Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of the Credit
Agreement, the Revolving Credit Agreement or any other Loan Document, or directing that the transactions provided for therein not be consummated as therein provided.

                  5. None of the Borrower, any Person controlling the Borrower, or any Subsidiary thereof, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, or, to the best of our knowledge, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

                  6. The Common Collateral Documents create in favor of the Common Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable Lien on the Common Collateral, securing the payment and performance of all Secured Obligations, and the security interest granted in such Common Collateral under the Common Collateral Documents constitutes a perfected lien on such Common Collateral with respect to types of items of Collateral in which a security interest may be perfected by the filing in Virginia of a financing statement under Article 9 of the Uniform Commercial Code of Virginia as in effect on the date hereof (the "Applicable Code"), subject to the following:

                  (a) in case of proceeds, perfection and the continuation of perfection of the Common Collateral Agent's security interest is limited to the extent set forth in Section 9-306 of the Applicable Code;

                  (b) in the case of property which becomes part of the Common Collateral after the date hereof, Section 552 of the United States Bankruptcy Code, 11 U.S.C. ss. 101 et seq. (as amended), limits the extent to which property acquired by a debtor after the commencement of a case under the federal bankruptcy laws may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such a case;

                  (c) in case of the Pledged Collateral, perfection of the security interest may require transfer of possession of the Pledged Collateral to the Common Collateral Agent or a person designated by it as set forth in
Section 8-313 of the Applicable Code;

                  (d) in the case of Rolling Stock consisting of motor vehicles, perfection of the security interest in any such motor vehicle may require notation of such security interest on the certificate of title relating to such motor vehicle;

                  (e)  perfection  of  the  security  interest   generally  will
terminate under the circumstances described in Section 9-103 (relating, generally, to perfection of security interests in multiple-state transactions and the effect of the change of location of the collateral or the debtor), 9-402 (relating, generally to the formal requisites of financing statements and the effect of changes in the debtor's name, identity or corporate structure) and 9-403 (relating, generally, to the duration (five years) of the effectiveness of a filing and the filing of continuation statements) of the Applicable Code, unless appropriate action is taken as provided therein; and

                  (f) the Common Collateral Documents will create such a security interest in property in which the Borrower or the Parent Guarantor have no present rights only when the Borrower or the Parent Guarantor, as the case may be acquires rights therein.

                  The Agents and the Banks are Secured Parties and the Obligations are Secured Obligations.

                  In giving the opinions set forth in this paragraph 6, I have assumed without investigation that the Original Security Agreements and the Original Pledge Agreement create a security interest in favor of Bank of America National Trust and Savings association, as agent ("BofA"), or Westinghouse, as the case may be, under Article 9 of the Applicable Code, as security for the obligations of the Borrower under the Credit Agreement dated as of August 31,

1992, by and among the Borrower, the banks signatory thereto and BofA, and the Deferred Payment Agreement between the Borrower and Westinghouse, dated as of September 15, 1992, in the Borrower's rights, title and interest in the collateral described in the Original Security Agreements and the Parent Guarantor's right, title and interest in the collateral described in the Original Pledge Agreement, and that financing statements in the proper form have been filed and such filings perfecting the security interest of BofA or Westinghouse, as the case may be, in the collateral described therein and in the Original Security Agreements. The opinions set forth in this paragraph 6 are subject to further qualification that I express no opinion as to:

                  (i)   the Borrower's rights in or title to any Common
         Collateral;

                  (ii) the priority of the Common Collateral Agent's security interest in the Common Collateral;

                  (iii) the validity or perfection of the Common Collateral Agent's security interest in the Satellite;

                  (iv) the validity or perfection of the Common Collateral Agent's security interest in any interest of the Borrower in copyrights, patents, patent applications, trademarks, service marks, trademark and service mark applications, and all other intellectual property protected or protectable under the Federal law of the United States;

                  (v) the validity or perfection of the Common Collateral Agent's security interest in any policy of insurance maintained by the Borrower except to the extent that amounts payable under any such policy of insurance constitute proceeds of Common Collateral under
         Section 9- 306(1) of the Applicable Code;

                  (vi) the validity or perfection of the security interest in any Common Collateral consisting of deposit accounts (as such term is defined in the Applicable Code) except to the extent any such deposit account constitutes cash proceeds under Section 9-306 of the Applicable Code;

                  (vii) the validity or perfection of the security interest in any Common Collateral sold, exchanged, leased or otherwise disposed of by the Borrower in the ordinary course of business, as permitted by the Security Agreement or with the consent, express or implied, of the Common Collateral Agent;

                  (viii) the effectiveness of the security interest in Common Collateral sold by the Borrower to a "buyer in the ordinary course of business" within the meaning of Section 9-307(1) of the Applicable Code under circumstances not permitted by the Security Agreement or otherwise without the consent, express or implied, of the Common Collateral Agent;

                  (ix) the effectiveness of the security interest to secure loans, advances or other extensions of credit, as against buyers of Common Collateral from the Company otherwise than in the ordinary course of business, made to the Borrower subsequent to the time the Common Collateral Agent acquires knowledge of the purchase, or more than 45 days after the date of such purchase, whichever occurs first, and not made pursuant to a commitment entered into without knowledge of such purchase and before the expiration of 45 days after the date of such purchase;

                  (x) the validity or perfection of the security interest as to any Common Collateral consisting of goods which are subsequently commingled with like goods or manufactured, processed or assembled so as to lose their identity in the mass, as against another secured party having a security interest in goods comprising part of the mass, except that in such circumstances, the security interest in such goods will attach to the mass under Section 9-315 of the Applicable Code and rank equally with other perfected security interests in the mass according to the ratio that the costs of the goods to which the security interest originally attached bears to the cost of the total mass; and

                  (xi) (A) the enforceability of provisions in the Common Collateral Documents as to self-help and non-judicial remedies, (B) whether the procedures relating to the sale or disposition of the

         Common Collateral in the Common Collateral Documents would meet applicable requirements for a commercially reasonable disposition, and
         (C) the enforceability of the provisions in the Common Collateral Documents relating to or purporting to limit the Common Collateral Agent's duty with respect to the Common Collateral.

                  The   foregoing   opinions   are  subject  to  the   following
assumptions and qualifications:

                  (a) The opinions set forth in paragraphs 3 and 6 are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the possible judicial application of foreign laws or governmental action affecting the enforcement of creditors' rights.

                  (b) The opinions set forth in paragraphs 3 and 6 are subject to the further qualification that the enforceability of the obligations of the Borrower and the Parent Guarantor under the Credit Agreement and the Revolving Credit are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such
principles  of  equity  are  of  general   application  and,  in  applying  such
principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order that a covenant be performed. Such principles applied by a court might include, among other things, a requirement that creditors act with reasonableness and good faith. Such a requirement might be applied, among other situations, to the provisions of either the Credit Agreement or the Revolving Credit Agreement requiring the payment of an indemnity or compensation to any party thereto or purporting to authorize conclusive determinations by any party thereto.

                  (c) Without limiting the foregoing, I call to your attention certain exceptions noted below.

                      (i) With respect to my opinion in paragraph 3 hereof, I express no opinion as to whether the courts of a jurisdiction other than the

State of New York would give effect to the choice of New York law as governing the agreements as to which I express an opinion in paragraph 3.

                       (ii) With respect to my opinion in paragraph 3 hereof,

                            (A) No  opinion  is  expressed  with  respect to the
                  enforceability of any provision in Article 9 of the Credit Agreement or Article 9 of the Revolving Credit Agreement purporting to guarantee the liability of the Borrower despite the fact that the obligations being guaranteed are unenforceable due to illegality or the fact that any one of the Agents or any one of the Banks had voluntarily released the primary obligor's liability with respect to such guaranteed obligations.

                            (B)  Section  9.2(ii)  of the Credit  Agreement  and
                  Section 9.2(ii) of the Revolving Credit Agreement, which provide that the liability of the Parent Guarantor shall not be affected by certain changes, modifications, amendments or waivers referred to therein, might be enforceable only to the extent that such changes, modifications, amendments or waivers were not so material as to constitute a new contract among the parties.

                            (C) I express no opinion as to the enforceability of
                  Section 9.4 of the Credit Agreement and Section 9.4 of the Revolving Credit Agreement insofar as either of them relate to any waiver or extension of or agreement not to assert any defense based upon an applicable statue of limitations.

                  (d) The foregoing opinions are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, the laws of the Commonwealth of Virginia and the Federal law of the United States (except as noted below), and I do not express any opinion herein concerning any other law (including, without limitation, any such other law of any jurisdiction wherein any party to any of the Credit Agreement, the Revolving Credit Agreement or any other Loan Document may be located or deemed located or wherein enforcement of any such documents may be sought). I do not express any opinion as to any matters arising under the Communications Act of 1934, as amended, or any rules or regulations of the Federal Communications Commission. I do not express any opinion as to any matters (including Governmental Approvals) relating to international law, including compliance by the Borrower and the Parent Guarantor with treaties involving the International Maritime Satellite Organization, the International Telecommunications Satellite Organization and the International Telecommunication Union. I am not a member of the Bar of the State of Delaware and insofar as the opinions expressed herein relate to matters of the General Corporation Law of the State of Delaware, I have relied on the latest standard compilations of statutes available to me.

                  The opinions herein are rendered as of the date of this opinion, and I assume no obligation to revise or supplement this opinion at any date subsequent hereto.

                  The opinions set forth above relate solely to the matters as to which my opinion has been requested by you, and you must judge whether the matters addressed herein are sufficient for your purposes. I do not express any opinion as to any other matters.

                  This opinion is rendered to the Documentation Agent and is solely for its benefit, for the benefit of the Shareholder Guarantors, and for the benefit of any Bank party to the Credit Agreement or the Revolving Credit Agreement in connection with the above transaction. This opinion may not be relied upon by the Documentation Agent for any other purpose, or furnished to, quoted to or relied upon by any other Person other than any Bank referred to in the immediately preceding sentence, for any purpose without my prior written consent. It is not to be filed with or furnished to any Governmental Authority or other Person in either case without my prior written consent.

                                            Very truly yours,



                                            Randy S. Segal
                                            General Counsel

              EXHIBIT B-2 - Opinion of FCC Counsel to the Borrower
                            and the Parent Guarantor






                                                              June 28, 1996



The Banks and the Agents
       Referred to Below
c/o Morgan Guaranty Trust Company
       of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

                  Re:      American Mobile Satellite Corporation

Ladies and Gentlemen:

                  We have acted as special communications counsel for American Mobile Satellite Corporation (the "Parent") and AMSC Subsidiary Corporation ("AMSC") with respect to the authorization issued to AMSC (the "License") by the Federal Communications Commission (the "FCC") as described more fully in Attachment I appended hereto (the "License"). This opinion is being delivered pursuant to Section 3.1(a)(xiv)(y) of the $75,000,000 Credit Agreement dated as of June 28, 1996 among AMSC, Parent, the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Credit Agreement").

                  In  rendering  this  opinion,  we are  engaged  and  acting as counsel solely for the Parent and AMSC, and are delivering our opinion to you solely in that capacity. This opinion is limited strictly to matters arising under the Communications Act of 1934, as amended, and the published rules, regulations, and policies promulgated thereunder by the FCC (collectively, the "Communications Laws"), and we express no opinion on any other matter whatsoever. Specifically excluded from this opinion are all matters relating to international law, including compliance by the Parent and AMSC with treaties involving Inmarsat, Intelsat, and the International Telecommunication Union.

                  This opinion is limited to those aspects of the business of AMSC that relate to the first satellite that AMSC has launched and plans to operate. As a satellite communications company that uses the radio frequency spectrum and is a common carrier, AMSC is subject to extensive regulation generally pursuant to the Communications Laws and specifically pursuant to certain orders of the FCC, including Report and Order, 2 FCC Rcd 1825 (1987), recon. denied Memorandum Opinion and Order, 2 FCC Rcd 6830 (1987), further recon. denied Memorandum Opinion and Order, 4 FCC Rcd 6016 (1989); Second Memorandum Opinion and Order, 2 FCC Rcd 485 (1986); recon. denied Memorandum Opinion and Order, 4 FCC Rcd 6029 (1989); Memorandum Opinion, Order & Authorization, 4 FCC Rcd 6042 (1989); Final Decision on Remand, 7 FCC Rcd 266
(1992); Report and Order, 4 FCC Rcd 6072 (1989). These laws and regulations and their interpretation by the FCC and the courts are subject to change over time.

                  We have undertaken no inspection whatsoever of the Parent or AMSC, their affiliates, or the properties of the Parent of AMSC or their affiliates, and, except for our examination of records routinely available for public inspection at the FCC and of our internal files pertaining to AMSC, we have undertaken no independent factual inquiry whatsoever of any of the matters addressed in this opinion; provided, however, that insofar as this opinion addresses, is affected by, or pertains to the alien ownership or control restrictions under the Communications Laws or to alien ownership in the Parent or AMSC, we are relying solely on factual information provided to us by the Parent on November 6, 1995 and June 25, 1996, a summary analysis of which is attached hereto as Attachment II (the "Alien Ownership Analysis") and the following assumptions:


         3. The information provided to us by the Parent for the Alien Ownership Analysis is accurate in all material respects as of the date hereof;

         4.       The Parent wholly owns AMSC;

         5. The information provided to us by the Parent as to the identity and citizenship of all directors and officers of each of the Parent and AMSC is accurate as of the date hereof;

         6.       The shareholders of the Parent exercise collective
                  ultimate control over the Parent and AMSC through
                  the pro rata exercise of their voting rights based
                      --------
                  upon the total number of shares in the Parent that they each hold, that no individual shareholder of Parent exercises actual or de facto control over the Parent or AMSC, and, except for the Amended and Restated Stockholders' Agreement dated as of December 1, 1993, by and among the Parent and the signatories thereto, there exists no voting trust(s), agreement(s), or arrangement(s) among or between any or all of shareholders that alter the pro rata exercise of voting rights and control of
                  --- ----
                  the Parent and AMSC.

                  In rendering this opinion, we have assumed without investigation the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents examined by us, whether or not they are originals, the conformity of all unexecuted documents presented to us as final versions thereof to the executed originals of the same, the conformity of all copies of facsimile transmissions to the originals of the same, whether or not they are certified to be true copies, and the accuracy and completeness of all public records, including but not limited to those of the FCC. The opinions expressed in this letter are based upon the current law and facts presently known to us, and are not guarantees or assurances of any fact, event, occurrence, omission, or condition or of any law, statute, rule, regulation, policy, order, case, or interpretation of the same. When used herein, "or" shall mean "and/or" unless the context otherwise requires.

                  The Attachments hereto constitute a material part of this opinion and should be viewed accordingly.

                  Based upon the foregoing and subject in all respects to the qualifications and limitations set forth in this letter, we are of the opinion that:

                  7. Subject to the terms and conditions set forth in the License Order described in Attachment I and to the qualifications described in Attachment I, (i) AMSC has been authorized by the FCC to construct, launch and operate a mobile satellite system and offer, on a common carrier basis, a variety of domestic mobile satellite communications services, including aeronautical, maritime, and land mobile services pursuant to the License, (ii) the FCC has assigned AMSC use of the orbit location at 101 degrees W.L. for AMSC's first satellite and has authorized AMSC, subject to international frequency coordination, to use frequency bands 1544 to 1559 MHz and 1645.5 to 1660.5 MHz to provide the authorized mobile satellite services. The license term for the AMSC satellite is ten years, beginning on August 21, 1995.

                  8. Except as set forth in Attachment I and except for rulemaking proceedings or similar proceedings of general applicability to entities such as the Parent or AMSC, to the best of our knowledge, (i) there is no investigation, action or proceeding (including any notice of apparent liability or order of forfeiture) pending, threatened or outstanding against the Parent or AMSC, before the FCC, which seeks, or may reasonably be expected, to rescind, terminate, materially adversely modify, or suspend the License, and
(ii) the License is in full force and effect.

                  9. The grant by AMSC of a security interest in the proceeds of any sale of the License as contemplated by Section 3.1(a)(x) of the Credit Agreement would not violate or contravene (i) the Communications Laws or (ii) any FCC permit, authorization, license (including the License), franchise or approval granted to or held by AMSC.

                  This opinion may be relied upon by you (and any permitted assignee of the Loans or the Commitments (as such terms are defined in the Credit Agreement)) in connection with the Credit Agreement, is not to be relied upon by any other person or entity for any reason whatsoever, and is not to be quoted in whole or in part or otherwise referred to in any document except as directly a part of and related to the Credit Agreement. In addition, except as otherwise required by applicable law, this opinion is not to be filed with or provided to any government agency or any other entity or person whatsoever. Finally, this opinion addresses matters only as of the date of this opinion and we specifically disclaim any responsibility for advising you of changes in matters addressed herein occurring after such date.

                                Very truly yours,

                                              FISHER WAYLAND COOPER LEADER &
                                                 ZARAGOZA, L.L.P.


Attachments

                                  ATTACHMENT I

                  In 1989, the Federal Communications Commission issued to the Parent a license to construct, launch and operate a mobile satellite system subject to certain terms and conditions described in its orders. License Order, 4 FCC Rcd 6041, Final Decision on Remand, 7 FCC Rcd 266 (1992); aff'd sub nom. Aeronautical Radio, Inc. v. FCC, 983 F.2d 75 (1993); Memorandum Opinion and Order, 8 FCC Rcd 4040 (1993). In response to applications by the Parent, the FCC authorized the assignment of the License to AMSC. Order and Authorization, File No. 13-DSS-AL-91(3) (March 22, 1991).

                  The FCC authorized AMSC to construct AMSC-1 to be capable of operation in the 1530-1544/1630-1645.5 MHz bands. Memorandum Opinion and Order, 8 FCC Rcd 4040 (1993).

                  The FCC granted AMSC authority under Section 214 of the Communications Act to operate as an international resale carrier (File No. ITC-95-196)(1995) and to lease a limited amount of satellite capacity to TMI Communications and Company for provisions of mobile satellite service in Canada (File No. ITC-95-306). The FCC also has granted AMSC Section 214 authority to provide incidental transborder and international maritime service within coverage area of the AMSC-1 satellite (File No. ITC-95-28U). AMSC also has pending before the FCC an application for Section 214 authority to provide incidental transborder and international aeronautical service within the coverage area of AMSC-1 satellite (File No. ITC-95-626).

                  AMSC holds several licenses for the operation of mobile earth terminals using the AMSC-1 space segment.

         (a) Blanket authority to construct and operate up to 200,000 mobile voice terminals for operation in the 1545-1559/1646.5-1660 MHz bands. Call Sign E930367,
         File No. 2823-DSE-P/L-93 (March 13, 1995).

                  An application for review of AMSC's blanket authorization was filed by TRW, Inc., on April 12, 1995, in which TRW raised concerns regarding the impact of this grant on future licensing in the 1525-1544/1630-1645.5 MHz bands. This matter is still pending before the FCC. AMSC filed a petition for partial reconsideration challenging certain FCC findings regarding the radiation hazard analysis submitted with its blanket voice mobile terminal application. This matter is also still pending.

         (b) Authority to modify its blanket voice mobile terminal license in order to add certain modified emissions standards, and to add specifications for several different mobile, fixed and maritime antenna models. File Nos. 894-DSE-MP/L-95; 1034-DSE-MP/L-95 (August 28, 1995).
         In  granting  these  modifications,   the  Commission  imposed  certain
         obligations on AMSC regarding the mounting of its antennas and the attachment of warning labels to minimize public exposure to energy radiated by the antennas.

                  On March 15, 1996, AMSC filed an application to modify its voice terminal authorization to add a new model high gain antenna. File No. 789-DSE-MP/L-96. That application is unopposed. AMSC anticipates that additional applications for modification of its authorizations may be filed to add additional antenna models, as the need for such antennas is identified.

         (c) Blanket authority to operate up to 30,000 data mobile earth terminals using AMSC-1 space segment. Call Sign E900081, File No. 681-DSE-MP/L-95 (August 1, 1995). The FCC limited operations in the 1545- 1559/1646.5-1660 MHz band to full-duplex terminals capable of transmitting and receiving messages at the same time, which the FCC found to be necessary in order to fulfill the requirements to provide real-time priority and preemptive access for aeronautical safety and distress communications in these bands. The FCC granted AMSC special temporary authority to operate up to 3,100 half-duplex terminals, capable of communicating in only one direction at a time, in the 1530-1544/1630-1645.5 MHz bands, along with a waiver of the requirement to provide real-time priority and preemptive access for maritime safety services in these bands as set forth in Footnote US315 of the FCC's Table of Frequency Allocations, for a period of two years until

         August 1, 1997. On August 4, 1995, the FCC increased the number of terminals authorized to operate in the 1530-1544/1630-1645.5 MHz band by 12,000. Applications for extension of this authority have been granted by the FCC. This current authority expires on October 25, 1996. The FCC has proposed to grant AMSC permanent authority to operate half duplex terminals in these bands, subject to certain restrictions. Notice of Proposed Rulemaking IB Docket No. 96-132 (June 6, 1996).

                  On August 30, 1995, AMSC filed a petition for reconsideration challenging the restrictions placed by the FCC on the type of data terminal which could be operated in the 1545-1559/1646.5-1660 MHz bands. That petition remains pending. On August 31, 1995, Loral Qualcomm Partnership, L.P., filed a petition for partial reconsideration requesting the FCC to declare that AMSC's temporary authority to operate its data terminals in the 1530-1544/1630-1645.5 MHz bands is secondary to operation of regularly licensed systems in these bands and should cease when regularly licensed terminals become operational in these bands. That petition also is pending.

                  AMSC's blanket voice and data mobile terminal authorizations are subject to compliance with certain requirements regarding interference protection to the Global Positioning System (GPS) and the Russian Global Navigation Satellite System (GLONASS). At present, the FCC has found that AMSC's terminals comply with these requirements. However, these requirements are the subject of ongoing review by the Radio Technical Commission for Aeronautics (RTCA) Special Committee 159 (SC-159). The FCC has made these authorizations subject to any subsequent FCC decision resulting from future RTCA reports or recommendations regarding interference protection standards to GPS or GLONASS, and may require action on the part of AMSC to conform its terminals to any modification of the Commission's requirements. In addition, the Commission is currently reviewing its standards for radio frequency radiation emissions. ET Docket 93-62. The Commission has stated that it will require AMSC to demonstrate compliance with any new standards that the Commission may develop as a result of this review.

         (d) Temporary authorizations for various mobile terminals. On August 23, 1995, the FCC granted AMSC special temporary authority to provide space segment for the testing of aeronautical mobile terminals employing AMSC-1 space segment. File No. 1473-SSA-95. Applications for extension of this authority have been granted by the FCC. The current authority expires on October 18, 1996. AMSC may not provide aeronautical service until the FCC grants type acceptance for the terminals to be used in such a service. The FCC recently has type accepted certain aeronautical terminals for use with the AMSC system.

                  The FCC granted AMSC licenses to construct and operate two 11-meter transmit/receive earth stations at Reston, Virginia (Call Sign E930124) and Alexandria, Virginia (Call Sign E940374) (November 4, 1994). The licenses provide for the operation of these earth stations on frequency bands compatible with AMSC's operation of its mobile terminals in the 1545-1559/1646.5-1660 MHz bands. On August 11, 1995, the FCC granted AMSC special temporary authority to operate these earth stations on frequency bands compatible with AMSC's temporary operation of its mobile terminals in the 1530-1544/1630-1645.5 MHz bands. Applications for extension of this authority have been granted by the FCC. The current authority expires on September 27, 1996.

                  AMSC has pending an application for permanent authority to operate AMSC-1 in the 1530-1544/1630-1645.5 MHz bands. File No. 59-DSS-MP/ML-93 (July 7, 1993). This application was opposed. The FCC has proposed to grant AMSC exclusive authority to operate in these bands to the extent necessary to ensure that AMSC, after international frequency coordination, has access to a total of 28 MHz of mobile link spectrum. Notice of Proposed Rulemaking, IB Docket No. 96-132 (June 6, 1996). Also, AMSC has pending applications for modification of its second and third satellites to include additional frequencies, File Nos. 15/16-DSS-MP-91, and for extension of the milestones for commencement and completion of construction and launch of these satellites.
File No. 56/57-DSS-AMEND-94. AMSC's most recent extension request was filed filed on February 29, 1996, and requests extension of the milestones for commencement of construction of these satellites until September, 1996. Earlier similar requests were opposed.

                  The FCC granted AMSC special temporary authority to repoint AMSC-1.5 degrees in connection with the reconfiguration of its spotbeams. This authority expires October 12, 1996.

                  The FCC authorized AMSC to be the sole domestic provider of mobile satellite service in its assigned frequencies, with certain exceptions, based on the FCC's concern that there is not sufficient spectrum for more than one such system. These exceptions include: the use of Inmarsat satellites to provide maritime services; the use of Inmarsat satellites to provide aeronautical services on flights to and from the United States, including aeronautical services on domestic legs of international flights; and the provision of interim domestic aeronautical service by licensees other than AMSC pending the availability of operational domestic service by AMSC. The FCC has opened a proceeding in which it seeks comment on how it should define or limit the geographical scope of permissible international aeronautical services using the Inmarsat system in the United States. Notice of Proposed Rulemaking, CC Docket No. 87-75, FCC 96-161 (April 9, 1996). Additionally, the FCC has undertaken a review of its policies regarding general access to U.S. domestic markets by non-U.S. licensed satellite systems. Notice of Proposed Rulemaking, IB Docket No. 96-111, FCC 96-210 (May 9, 1996). Comsat Personal Communications Inc. has filed an application for blanket authority to construct and operate up to 5,000 Planet 1 mobile earth stations in the 1525 MHz-1544 MHz and 1626.5 MHz-1645.5 MHz bands for use throughout the national territory of the United States in conjunction with Inmarsat satellite. File No. 1281-DSE-P/L 96 (Public Notice Report No. DS-1637, June 12, 1996). That application is pending.

                  Pursuant to passage of the Telecommunications Act of 1996, the Bell Operating Companies are now permitted to offer interexchange service (including Mobile Satellite Service) in connection with their provision of cellular and other mobile services. This removes restrictions that had been interpreted to preclude BOC cellular subsidiaries from marketing AMSC's services. Some question remains, however, as to the legal ability of the BOCs to offer AMSC's service to fixed sites. Such an issue should be within the jurisdiction of the FCC to resolve. The Telecommunications Act also contains a provision prohibiting carriers from charging different rates to customers in different states. The FCC has begun a proceeding to consider the implementation of this provision that may inhibit AMSC's ability to charge different prices for operating in different beams.

                                  ATTACHMENT II


AMSC ALIEN OWNERSHIP

                                                                                                     Attributable
                                                                      Percentage        Alien            Alien
                 Stockholder                        Shares Held          Held         Percentage      Percentage
                 -----------                        -----------         ------        ----------      ----------
Hughes                                               6,666,622          26.66%           5.00%             1.33%
Mtel*                                                  511,872           2.05%           3.01%             0.06%
Singapore Telecommunications, Ltd.                   4,106,546          16.42%         100.00%            16.42%
AT&T**                                               3,001,145          12.00%           7.50%             0.90%
Ronald Baron                                         2,013,933           8.05%           0.00%             0.00%
Other Known Stockholders***                          1,653,785           6.61%           2.79%             0.18%
Other Stockholders                                   7,056,785          28.22%           8.90%             2.51%
                                                    ----------         -------                            ------
         TOTAL                                      25,010,668         100.00%                            21.41%

*Mtel Interests:
        Mtel Space Technologies
           Corporation                                     577           0.00%           3.01%             0.00%
         Mtel Space Technologies, L.P.                 397,040           1.59%           3.01%             0.05%
         Mtel Technologies, Inc                        114,255           0.46%           3.01%             0.01%
                                                     ---------
                  Total Mtel                           511,872           2.05%                             0.06%
**AT&T Interests:
         Satellite Communications
           Investment Company                        1,113,135           4.45%           7.50%             0.33%
         Space Technologies Investments
           Inc.                                      1,206,192           4.82%           7.50%             0.36%
         Transit Communications Inc.                   681,818           2.73%           7.50%             0.20%
                                                     ---------          ------                            ------
                  Total AT&T                         3,001,145          12.00%                             0.90%

***Other Known Subsidiaries
         Albert L. Zesiger                              40,000           0.16%           0.00%             0.00%
         American Mobile Satellite Profit
           Shr Plan                                     10,491           0.04%           0.00%             0.00%
         BOA Personal Trust                             92,000           0.37%           0.00%             0.00%
         Boston Safe                                   369,400           1.48%           0.60%             0.01%
         FNB Chicago                                    64,255           0.34%           0.00%             0.00%
         Goldman                                       108,000           0.43%           0.00%             0.00%
         ML Safekeeping                                196,047           0.78%           3.21%             0.03%
         Morgan Stn                                    344,080           1.38%          10.91%             0.15%
         PNC Bank, NA                                  280,500           1.12%           0.00%             0.00%
         Witter Reynolds                               128,562           0.51%           0.39%             0.00%
                                                      ---------         ------           -----            ------
                                                     1,653,785           6.61%           2.79%             0.19%

              EXHIBIT A - Opinion of Special Counsel for the Agents




                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENTS




                                                              June 28,  1996


To the Banks and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

                  We have  participated  in the  preparation of the  $75,000,000
Credit Agreement (the "Credit Agreement") dated as of June 28, 1996 among AMSC Subsidiary Corporation, a Delaware corporation dually incorporated as a Virginia Public Service Corporation (the "Borrower"), American Mobile Satellite Corporation, a Delaware corporation (the "Parent Guarantor"), the banks listed on the signature pages thereof (the "Banks"), Morgan Guaranty Trust Company of New York, as Documentation Agent and Toronto Dominion (Texas), Inc., as Administrative Agent (collectively, the "Agents"), and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to
Section 3.1(a) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, we are of the opinion that assuming that the execution, delivery and performance by the Borrower of the Credit Agreement and the Notes and by the Parent Guarantor of the Credit Agreement are within such Person's corporate powers and have been duly authorized by all necessary corporate action, the Credit Agreement constitutes a valid and binding agreement of the Borrower and the Parent Guarantor and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

                  We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                                     Very truly yours,

                 EXHIBIT B - Assignment and Assumption Agreement



                       ASSIGNMENT AND ASSUMPTION AGREEMENT




                  AGREEMENT dated as of ---------, 19-- among [NAME OF ASSIGNOR] (the "Assignor"), [NAME OF ASSIGNEE] (the "Assignee"), AMSC SUBSIDIARY
CORPORATION (the "Borrower") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Agent").

                  WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $75,000,000 Credit Agreement dated as of June 28, 1996 among the Borrower, American Mobile Satellite Corporation, as Parent Guarantor, the Assignor and the other Banks party thereto, as Banks, Morgan Guaranty Trust Company of New York, as Documentation Agent, and the Agent (the "Credit Agreement");

                  WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $----------;*

                  WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $--------- are outstanding at the date hereof; and

                  WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $--------- (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

- --------
     *To be modified if assignment occurs after Commitments have terminated.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and the Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

                  3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.* It is understood that commitment and/or facility fees accrued to
- --------
     * Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  [4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agents pursuant to Section 10.6(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agents is evidence of this consent. Pursuant to Section 10.6(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

                  5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or the Parent Guarantor, or the validity and enforceability of the obligations of the Borrower or the Parent Guarantor in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

                  6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                               [NAME OF ASSIGNOR]


                                                 By
                                                   -------------------------
                                                  Name:
                                                  Title:



                               [NAME OF ASSIGNEE]


                                                 By
                                                    -------------------------
                                      Name:
                                     Title:



                                                 AMSC SUBSIDIARY CORPORATION


                                                 By
                                                    -------------------------
                                      Name:
                                     Title:


                                                 TORONTO DOMINION (TEXAS), INC.,
                                                      as Administrative Agent


                                                  By
                                                    -------------------------

                                      Name:
                                     Title:

                                   EXHIBIT E-1


                           NOTICE OF NEW SECURED PARTY



Bank of America National Trust
  and Savings Association, as Collateral Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:   Dietmar Schiel
                     Vice President


                          Notice re: New Secured Party

Gentlemen:

                  This notice is delivered pursuant to that certain Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of March 15, 1995, by and among Bank of America National Trust and Savings Association as agent for the Syndicate Bank (the "Syndicate Bank Agent"), the Designated Senior Lenders from time to time party thereto, the Other Secured Lenders from time to time party thereto, and Bank of America National Trust and Savings Association as collateral agent ("Collateral Agent") for the benefit and on behalf of the Secured Parties. Terms not defined herein have the meanings assigned to them in the Intercreditor Agreement.

                  The undersigned and AMSC Subsidiary Corporation (the "Company") hereby represent and warrant that the undersigned has extended or is extending credit to the Company under a Designated Senior Indebtedness Facility or another Other Financing Facility. The undersigned desires to become a "Secured Party" as defined in the Intercreditor Agreement.

                  The undersigned agrees to be a party to, and be bound by the terms of, the Intercreditor Agreement as fully and to the same extent as if the undersigned were a Designated Senior Lender originally signing the Intercreditor Agreement.

                  The undersigned and the Company hereby represent and warrant to the Secured Parties that:

                           The indebtedness  owing to the undersigned (i) is not
                  fully subordinated in Lien priority (if applicable) and right to repayment of the loans under the Syndicate Bank Facility, and (ii) has a weighted average life to its final maturity which is not less than that of the loans under the Syndicate Bank Facility.

                           The undersigned is a Designated  Senior
                  Lenders Agent.

                  The undersigned holds or agents indebtedness and commitments as described on the attached certificate, in the form of Exhibit 1 to the Intercreditor Agreement.

                  By signing below, each of the Company and the Collateral Agent consent to and acknowledge the undersigned becoming a party to the Intercreditor Agreement.

                  The following administrative details apply to the undersigned:

                  (A)      Notice Address:

                  Morgan Guaranty Trust Company
                    of New York, as Documentation Agent
                  60 Wall Street
                  New York, New York 10260
                  Attention:
                              ---------------------
                  Telephone:  (212)
                                   ---------------
                  Telecopier: (212)
                                   ---------------

                                Very truly yours,

                                                  MORGAN GUARANTY TRUST COMPANY
                                                       OF NEW YORK, as
                                                       Documentation Agent



                                                  By:
                                                     --------------------------
                                                  Title:
                                                        -----------------------

ACKNOWLEDGE AND AGREED TO:

AMSC SUBSIDIARY CORPORATION



By:
       -------------------------

Title:
       -------------------------


AMERICAN MOBILE SATELLITE CORPORATION


By:
       -------------------------

Title:
       -------------------------



BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION,
as Collateral Agent



By:
        -------------------------
            Dietmar Schiel
            Vice President

                                                                     EXHIBIT E-2



                     NOTICE OF AMOUNT OF SECURED OBLIGATIONS


                                                         Date:    [Closing Date]


Bank of America National Trust
  and Savings Association, as Collateral Agent
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Dietmar Schiel
             Vice President


                    Notice re: Amount of Secured Obligations

Gentlemen:

                  This notice is delivered pursuant to that certain Intercreditor and Collateral Agency Agreement (the "Intercreditor Agreement"), dated as of March 15, 1995, by and among Bank of America National Trust and Savings Association as agent for the Syndicate Banks (the "Syndicate Bank Agent"), the Designated Senior Lenders from time to time party thereto, the Other Secured Lenders from time to time party thereto, and Bank of America National Trust and Savings Association as collateral agent ("Collateral Agent") for the benefit and on behalf of the Secured Parties. Terms not defined herein have the meanings assigned to them in the Intercreditor Agreement.

                  The undersigned and AMSC Subsidiary Corporation (the "Company") hereby represent and warrant that the undersigned is an agent for the following credit to the Company under a Designated Senior Indebtedness Facility or another Other Financing Facility:

         1.       Designated Senior Indebtedness            [        ]
                                                             --------
                  Other Secured Indebtedness                [        ]
                                                             --------

         2.       Principal amount outstanding:              $

         3.       Total additional
                  commitment, if any:                        $

         4.       Nature of Secured Obligation (i.e.
                  term loan, revolving loan, lease, etc.):

         5.       Tenor(s) of principal and commitment:

         6.       Weighted average life:

         7.       Other information:


                                            Very truly yours,

                          MORGAN GUARANTY TRUST COMPANY
                       OF NEW YORK, as Documentation Agent



                                            By:
                                               -----------------------------
                                            Title:
                                               -----------------------------


ACKNOWLEDGED AND AGREED TO:

AMSC SUBSIDIARY CORPORATION

By:
       -------------------------
Title:
       -------------------------

                                    EXHIBIT F



                      FORM OF PRINCIPAL SUBSIDIARY GUARANTY


                               CONTINUING GUARANTY


TO:  Toronto Dominion (Texas), Inc.,
          as Administrative Agent


                             PRELIMINARY STATEMENTS:

                  A. AMSC Subsidiary Corporation, a Delaware corporation (the "Company"), the Banks named therein (the "Banks"), Morgan Guaranty Trust Company of New York, as Documentation Agent and Toronto Dominion (Texas), Inc., as Administrative Agent (the "Agent"), are parties to a $75,000,000 Credit Agreement dated as of June 28, 1996 (said Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, is referred to herein as the "Credit Agreement").

                  B. The undersigned Guarantor ("Guarantor") is a Principal Subsidiary of the Company and it is a requirement of the Credit Agreement that the Guarantor enter into this Guaranty guaranteeing all obligations of every nature of the Company from time to time owed under or in respect of the Credit Agreement and other Loan Documents (the "Guarantied Obligations").


                  NOW, THEREFORE, the Guarantor agrees as follows:

                  1. For valuable consideration, the undersigned Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Agent, or order, on demand, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in lawful money of the United States and in immediately available funds, any and all present or future Guarantied Obligations owing to the Agent and the Banks (collectively, the "Guarantied Parties"). The term Guarantied Obligations is used herein in its most comprehensive sense and include any and all advances, debts, obligations, and liabilities of the Company, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees, costs, premiums, charges, or interest owed by the Company to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Company may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

                  2. Notwithstanding the foregoing, the liability of Guarantor under this guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                  3. This Guaranty is a continuing guaranty which relates to any Guarantied Obligation, including those which arise under successive transactions which shall either cause the Company to incur new Guarantied Obligations, continue the Guarantied Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment in cash of the Guarantied Obligations with interest as applicable.

                  4. The Guarantor agrees that it is directly liable to the Agent for the benefit of the Guarantied Parties for payment of the Guarantied Obligations if the Company has failed to make payment thereof when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), that its obligations hereunder are independent of the Guarantied Obligations of the Company, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Company or whether the Company is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the

Guarantied Parties to the Company or any other guarantor shall not release it from this Guaranty.

                  5. The obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the
Guarantor:

                  (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Guarantied Obligations;

                  (b) the failure to give notice to the Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement;

                  (c) the waiver of the payment, performance or observance of any of the Guarantied Obligations;

                  (d) the taking or omitting to take any actions referred to in the Agreement or of any action under this Guaranty;

                  (e) any failure, omission or delay on the part of the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Guarantied Parties in good faith and in compliance with applicable law;

                  (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Guarantied Obligations of the Company or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

                  (g) to the extent permitted by law, the release or discharge of any other guarantors of the Guarantied Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Guarantied Obligations by operation of law; or

                  (h) the default or failure of any other guarantors of the Guarantied Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Guarantied Obligations.

         To the extent any of the foregoing refers to any actions which the Guarantied Parties may take, the Guarantor hereby agrees that the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

                  6.  The Guarantor hereby waives:

                  (a) any and all rights to require the Guarantied Parties to prosecute or seek to enforce any remedies against the Company or any other party liable to the Guarantied Parties on account of the Guarantied Obligations;

                  (b) any right to assert against the Guarantied Parties any legal or equitable defense (other than indefeasible payment in full of the Guarantied Obligations or as expressly provided in this Guaranty), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Company or any other party liable to the Guarantied Parties in any way or manner under the Credit Agreement;

                  (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

                  (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Company for reimbursement, or any other rights of the Guarantor to proceed against the Company, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Guarantied Parties of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Company, and that the Guarantor may therefore incur partially or totally non- reimbursable liability hereunder; and

                  (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled.

                  7. The Guarantor hereby agrees that unless and until all Guarantied Obligations have been paid to the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Company or any other guarantor, if any, and shall not seek to assert or enforce the same. The Guarantor understands that the exercise by the Guarantied Parties of certain rights and remedies contained in the Loan Documents may affect or eliminate the Guarantor's right of subrogation if any, against the Company and that the Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of the Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

                  8. The Guarantor is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Company, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Guarantied Parties to disclose to it any information which they may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

                  9. The Guarantied Parties' books and records evidencing the Guarantied Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

                  10. The Guarantor represents and warrants for and with respect to itself that:

                  (a) The Guarantor is a corporation duly organized and existing under the laws of the state of , and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges have complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder or under any instrument or agreement required hereunder;

                  (b) The execution, delivery and performance of this Guaranty and any instrument or agreement required hereunder are within the power of the Guarantor, have been duly authorized by, and are not in conflict with the terms of any charter, by-law or other organization papers of, the Guarantor;

                  (c) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Agent and the Guarantied Parties;

                  (d) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Guarantor, which would be contravened by the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder;

                  (e) This Guaranty is a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity;

                  (f) There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question that validity or enforceability of this Guaranty; and

                  (g) The execution, delivery and performance by the Guarantor of this Guaranty does not constitute, to the best knowledge of the Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

                  11. Any one of the following events shall constitute a "Guarantor Event of Default:"

                  (a) The Guarantor is generally not paying or admits in writing its inability to pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors, or takes any corporate action in furtherance of any of the foregoing;

                  (b) An involuntary petition is filed against the Guarantor under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Guarantor, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment.

                  THEN, any and all of the Guarantor's obligations under this Guaranty shall become due, payable and enforceable against the Guarantor whether or not the Guarantied Obligations are then due and payable without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Guarantor, and the obligation of each Bank to make any Loan under the Credit Agreement shall thereupon terminate.

                  12. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by the Guarantor without the prior written consents of the Guarantied Parties which shall be in the Guarantied Parties' sole and absolute discretion.

                  13. No failure or delay by the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  14. The Guarantor shall pay all out-of-pocket expenses incurred by the Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

                  15. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Agent and the Guarantor authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

                  16. This Guaranty and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York without reference to the principles of conflicts of laws thereof.

                  17. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  18. Any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Company to the Agent and the Guarantied Parties; and such indebtedness of the Company to the Guarantor if the Agent so requests shall be collected, enforced and received by the Guarantor as trustee for the Agent and the Guarantied Parties and be paid over to the Agent on account of the indebtedness of the Company to the Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

                  19. The effectiveness of this Guaranty is subject to condition that the Agent shall have received all of the following, in form and substance satisfactory to the Agent and the Banks and in sufficient copies for each Bank:

                  (a)      Resolutions; Incumbency Certificate.

                           (i) Copies of the resolutions of the board of directors of the Guarantor approving and authorizing the execution, delivery and performance of this Guaranty by the Guarantor, certified as of the date hereof by the Secretary or an Assistant Secretary of the Guarantor; and

                           (ii) A certificate of the Secretary or Assistant Secretary of the Guarantor certifying the names and true signatures of the officers of the Guarantor authorized to execute and deliver this Guaranty.

                  (b) Articles of Incorporation; By-laws and Good Standing of the Guarantor. Each of the following documents:

                           (i) the articles or certificate of incorporation of the Guarantor as in effect on the date hereof, certified by the Secretary of State of the State of incorporation of the Guarantor as of a recent date and by the Secretary or Assistant Secretary of the Guarantor as of the date hereof and the bylaws of the Guarantor as in effect on the date hereof, certified by the Secretary or Assistant Secretary of the Guarantor as of the date hereof; and

                           (ii) a good standing certificate for the Guarantor from the Secretary of State of its state of incorporation and each state where the Guarantor is qualified to do business as a foreign corporation as of a recent date.

                  20. Unless otherwise specified herein or therein, all terms defined in this Guaranty shall have meanings assigned to them in the Credit Agreement.

                  21. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantor, care of the Company.

                  22. It is not necessary for the Guarantied Parties to inquire into the powers of any Guaranteed Party or of the officers, directors or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.


                  Executed as of the      day of         ,      .


                                   [Guarantor]


                                                 By:
                                                 Title:


                                                 TORONTO DOMINION (TEXAS), INC.,
                                                 as Administrative Agent


                                                 By:



                                        1